EXHIBIT 10.7

                                CREDIT AGREEMENT

                          DATED AS OF OCTOBER 21, 1997

                                      AMONG

                          BREMER FINANCIAL CORPORATION,

                         BANK OF AMERICA NATIONAL TRUST

                            AND SAVINGS ASSOCIATION,

                                    AS AGENT,

                                       AND

                  THE OTHER FINANCIAL INSTITUTIONS PARTY HERETO

                                TABLE OF CONTENTS

Section                                                                                                        Page
                                                ARTICLE I DEFINITIONS.............................................1
    1.1  Certain Defined Terms...................................................................................12
    1.2  Other Interpretive Provisions...........................................................................12
    1.3  Accounting Principles...................................................................................12

                                               ARTICLE II THE CREDITS............................................13
    2.1  Amounts and Terms of Commitments........................................................................13
    2.2  Termination Date........................................................................................13
    2.3  Loan Accounts...........................................................................................14
    2.4  Procedure for Borrowing.................................................................................14
    2.5  Conversion and Continuation Elections...................................................................14
    2.6  Voluntary Termination or Reduction of Commitments.......................................................15
    2.7  Optional Prepayments....................................................................................16
    2.8  Repayment...............................................................................................16
    2.9  Interest................................................................................................16
    2.10  Fees 24................................................................................................16
    2.11  Computation of Fees and Interest.......................................................................17
    2.12  Payments by the Company................................................................................17
    2.13  Payments by the Banks to the Agent.....................................................................18
    2.14  Sharing of Payments, Etc...............................................................................18

                                 ARTICLE III TAXES, YIELD PROTECTION AND ILLEGALITY..............................18
    3.1  Taxes...................................................................................................18
    3.2  Illegality..............................................................................................19
    3.3  Increased Costs and Reduction of Return.................................................................19
    3.4  Funding Losses..........................................................................................20
    3.5  Inability to Determine Rates............................................................................20
    3.6  Survival................................................................................................21
    3.7  Certificate of Banks....................................................................................21

                                           ARTICLE IV CONDITIONS PRECEDENT.......................................21
    4.1  Conditions of Initial Loans.............................................................................21
    4.2  Conditions to All Borrowings............................................................................22

                                      ARTICLE V REPRESENTATIONS AND WARRANTIES...................................22
    5.1  Corporate Existence and Power...........................................................................22
    5.2  Corporate Authorization; No Contravention...............................................................23
    5.3  Governmental Authorization..............................................................................23
    5.4  Binding Effect..........................................................................................23
    5.5  Litigation..............................................................................................23
    5.6  No Default..............................................................................................23
    5.7  ERISA Compliance........................................................................................23
    5.8  Use of Proceeds; Margin Regulations.....................................................................24
    5.9  Title to Properties.....................................................................................24

Section                                                                                                        Page
    5.10  Taxes..................................................................................................24
    5.11  Financial Condition....................................................................................24
    5.12  Environmental Matters..................................................................................25
    5.13  Regulated Entities.....................................................................................25
    5.14  No Burdensome Restrictions.............................................................................25
    5.15  Copyrights, Patents, Trademarks and Licenses, etc......................................................25
    5.16  Subsidiaries...........................................................................................25
    5.17  Insurance..............................................................................................25
    5.18  Full Disclosure........................................................................................25
    5.19  Bank Holding Company Act...............................................................................26

                                          ARTICLE VI AFFIRMATIVE COVENANTS.......................................26
    6.1  Financial Statements....................................................................................26
    6.2  Certificates; Other Information.........................................................................27
    6.3  Notices.................................................................................................27
    6.4  Preservation of Corporate Existence, Etc................................................................27
    6.5  Maintenance of Property.................................................................................28
    6.6  Insurance...............................................................................................28
    6.7  Payment of Obligations..................................................................................28
    6.8  Compliance with Laws....................................................................................28
    6.9  Compliance with ERISA...................................................................................28
    6.10  Inspection of Property and Books and Records...........................................................28
    6.11  Environmental Laws.....................................................................................29
    6.12  Use of Proceeds........................................................................................29

                                           ARTICLE VII NEGATIVE COVENANTS........................................29
    7.1  Limitation on Liens.....................................................................................30
    7.2  Business Activities.....................................................................................30
    7.3  Disposition of Assets...................................................................................30
    7.4  Financial Condition.....................................................................................30
    7.5  Transactions with Affiliates............................................................................30
    7.6  Use of Proceeds.........................................................................................30
    7.7  ERISA 44

    7.8  Change in Business......................................................................................30
    7.9  Accounting Changes......................................................................................30

                                           ARTICLE VIII EVENTS OF DEFAULT........................................31
    8.1  Event of Default........................................................................................31
    8.2  Remedies................................................................................................32
    8.3  Rights Not Exclusive....................................................................................33

                                                ARTICLE IX THE AGENT.............................................33
    9.1  Appointment and Authorization...........................................................................33
    9.2  Delegation of Duties....................................................................................33
    9.3  Liability of Agent......................................................................................34
    9.4  Reliance by Agent.......................................................................................34
    9.5  Notice of Default.......................................................................................34
    9.6  Credit Decision.........................................................................................34
    9.7  Indemnification.........................................................................................34

Section                                                                                                        Page
    9.8  Agent in Individual Capacity............................................................................35
    9.9  Successor Agent.........................................................................................35
    9.10  Withholding Tax........................................................................................35

                                               ARTICLE X MISCELLANEOUS...........................................36
    10.1  Amendments and Waivers.................................................................................36
    10.2  Notices................................................................................................37
    10.3  No Waiver; Cumulative Remedies.........................................................................37
    10.4  Costs and Expenses.....................................................................................37
    10.5  Indemnity..............................................................................................38
    10.6  Payments Set Aside.....................................................................................38
    10.7  Successors and Assigns.................................................................................38
    10.8  Assignments, Participations, etc.......................................................................38
    10.9  Confidentiality........................................................................................39
    10.10  Setoff................................................................................................40
    10.11  Automatic Debits of Fees..............................................................................40
    10.12  Notification of Addresses, Lending Offices, Etc.......................................................40
    10.13  Counterparts..........................................................................................40
    10.14  Severability..........................................................................................40
    10.15  No Third Parties Benefited............................................................................40
    10.16  Governing Law and Jurisdiction........................................................................40
    10.17  Waiver of Jury Trial..................................................................................41
    10.18  Entire Agreement......................................................................................41

SCHEDULES

    Schedule 2.1      Commitments
    Schedule 5.12     Environmental Matters
    Schedule 5.15     Intellectual Property

    Schedule 5.16     Subsidiaries and Minority Interests
    Schedule 5.17     Insurance Matters
    Schedule 10.2     Lending Offices; Addresses for Notices

EXHIBITS

    Exhibit A                 Form of Notice of Borrowing
    Exhibit B                 Form of Notice of Conversion/Continuation
    Exhibit C                 Form of Compliance Certificate
    Exhibit D                 Form of Legal Opinion of Company's Counsel
    Exhibit E                 Form of Assignment and Acceptance

  Exhibit F                   Form of Promissory Note
    Exhibit G                 Form of Quarterly Certificate
    Exhibit H                 Form of Termination Date Extension Request

                                CREDIT AGREEMENT

         This CREDIT AGREEMENT is entered into as of October 21, 1997, among Bremer Financial Corporation, a Minnesota corporation (the "Company"), the several financial institutions from time to time party to this Agreement (collectively, the "Banks"; individually, a "Bank"), and Bank of America National Trust and Savings Association, as agent for the Banks.

         WHEREAS, the Banks have agreed to make available to the Company a revolving credit facility upon the terms and conditions set forth in this Agreement;

         NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         I.1 Certain Defined Terms. The following terms have the following meanings:

                  "Acquisition" means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of any business or division of a Person, (b) the acquisition of in excess of 50% of the capital stock, partnership interests or equity of any Person, or otherwise causing any Person to become a Subsidiary, or (c) a merger or consolidation or any other combination with another Person (other than a Person that is a Subsidiary) provided that the Company or the Subsidiary is the surviving entity.

                  "Adjusted Total Assets" shall have the meaning set forth on the date hereof under applicable regulations of any regulatory agency having authority on the date hereof as such regulations are applicable to the Company, or if such regulations are amended hereafter to define Adjusted Total Assets more restrictively, as set forth in such later amended regulations.

                  "Affiliate" means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, by contract, or otherwise.

                  "Agent" means BofA in its capacity as agent for the Banks hereunder, and any successor agent arising under Section 9.9.

                  "Agent-Related Persons" means BofA and any successor agent arising under Section 9.9, together with their respective Affiliates, and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

                  "Agent's Payment Office" means the address for payments set forth on the signature page hereto in relation to the Agent, or such other address as the Agent may from time to time specify.

                  "Agreement" means this Credit Agreement.

                  "Applicable Margin" means

                           (i)  with respect to Base Rate Loans, 0%; and

                           (ii)  with respect to Offshore Rate Loans,

                                    (A) at any time that the Company is
                           Well-Capitalized, determined by reference to the following schedule:

                           Outstanding Loans expressed
                             as a Percentage of the
                                 Commitment Amount                                      Margin
                                 -----------------                                      ------

                           Less than 50%                                        0.375%

                           Greater than or equal to 50%                                 0.50%; and

                                    (B) at any time that the Company is not
                           Well-Capitalized, determined by reference to the following schedule:

                           Outstanding Loans expressed
                             as a Percentage of the
                                 Commitment Amount                                      Margin

                           Less than 25%                                        0.50%

                           Greater than or equal to
                           25% but less than 50%                                    0.75%

                           Greater than or equal to
                           50% but less than 75%                                    1.00%

                           Greater than or equal to 75%                                 1.25%

                  "Assignee" has the meaning specified in subsection 10.8(a).

                  "Attorney Costs" means and includes all fees and disbursements of any law firm or other external counsel, the allocated cost of internal legal services and all disbursements of internal counsel.

                  "Bank" has the meaning specified in the introductory clause hereto.

                  "Bank Subsidiary" means any Subsidiary of the Company which is a bank.

                  "Bankruptcy Code" means the Federal Bankruptcy Reform Act of 1978 (11 U.S.C.ss.101, et seq.).

                  "Base Rate" means, for any day, the higher of: (a) 0.50% per annum above the latest Federal Funds Rate; and (b) the rate of interest in effect for such day as publicly announced from time to time by BofA in San Francisco, California, as its "reference rate." (The "reference rate" is a rate set by BofA based upon various factors including BofA's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.)

                  Any change in the reference rate announced by BofA shall take effect at the opening of business on the day specified in the public announcement of such change.

                  "Base Rate Loan" means a Loan that bears interest based on the Base Rate.

                  "BofA" means Bank of America National Trust and Savings Association, a national banking association.

                  "Borrowing" means a borrowing hereunder consisting of Loans of the same Type made to the Company on the same day by the Banks under
         Article II, and, in the case of Offshore Rate Loans, having the same Interest Period.

                  "Borrowing Date" means any date on which a Borrowing occurs under Section 2.3.

                  "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in New York City or San Francisco are authorized or required by law to close and, if the applicable Business Day relates to any Offshore Rate Loan, means such a day on which dealings are carried on in the applicable offshore dollar interbank market.

                  "Capital Adequacy Regulation" means any guideline, request or directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank or of any corporation controlling a bank.

                  "Change of Control" means any Person or group of Persons shall after the date hereof acquire sufficient securities of the Company to require Federal Reserve Board approval.

                  "Closing Date" means the date on which all conditions precedent set forth in Section 4.1 are satisfied or waived by all Banks (or, in the case of subsection 4.1(e), waived by the Person entitled to receive such payment).

                  "Code" means the Internal Revenue Code of 1986, and regulations promulgated thereunder.

                  "Commitment", as to each Bank, has the meaning specified in
         Section 2.1.

                  "Compliance Certificate" means a certificate substantially in the form of Exhibit C.

                  "Contingent Obligation" means, as to any Person, any direct or indirect liability of that Person, whether or not contingent, with or without recourse, (a) with respect to any Indebtedness, lease, dividend, letter of credit or other obligation (the "primary obligations") of another Person (the "primary obligor"), including any obligation of that Person (i) to purchase, repurchase or otherwise acquire such primary obligations or any security therefor, (ii) to advance or provide funds for the payment or discharge of any such primary obligation, or to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (iv) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof (each, a "Guaranty Obligation"); (b) with respect to any Surety Instrument issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings or payments;
         (c) to purchase any materials, supplies or other property from, or to obtain the services of, another Person if the relevant contract or other related document or obligation requires that payment for such materials, supplies or other property, or for such services, shall be made regardless of whether delivery of such materials, supplies or other property is ever made or tendered, or such services are ever performed or tendered, or (d) in respect of any Swap Contract. The amount of any Contingent Obligation shall, in the case of Guaranty Obligations, be deemed equal to the stated or determinable amount of the primary obligation in respect of which such Guaranty Obligation is made or, if not stated or if indeterminable, the maximum reasonably anticipated liability in respect thereof, and in the case of other Contingent Obligations, shall be equal to the maximum reasonably anticipated liability in respect thereof.

                  "Contractual Obligation" means, as to any Person, any provision of any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument, document or agreement to which such Person is a party or by which it or any of its property is bound.

                  "Conversion/Continuation Date" means any date on which, under
         Section 2.4, the Company (a) converts Loans of one Type to another Type, or (b) continues as Loans of the same Type, but with a new Interest Period, Loans having Interest Periods expiring on such date.

                  "Default" means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured or otherwise remedied during such time) constitute an Event of Default.

                  "Dollars", "dollars" and "$" each mean lawful money of the United States.

                  "Double Leverage Ratio" means the ratio of

                           (a) equity investments of the Company in its Subsidiaries

                           to

                           (b) consolidated net worth of the Company and its Subsidiaries;

         in each case as reported in the Company's financial statements delivered pursuant to Sections 6.1(a) and 6.1(b).

                  "Eligible Assignee" means (i) a commercial bank organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $100,000,000; (ii) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having a combined capital and surplus of at least $100,000,000, provided that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD; (iii) a Person that is primarily engaged in the business of commercial banking and that is (A) a Subsidiary of a Bank,
         (B) a Subsidiary of a Person of which a Bank is a Subsidiary, or (C) a Person of which a Bank is a Subsidiary; and (iv) any other Person acceptable to the Company and the Agent in their sole discretion.

                  "Environmental Claims" means all claims, however asserted, by any Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for release or injury to the environment.

                  "Environmental Laws" means all federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authorities, in each case relating to environmental, health, safety and land use matters.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, and regulations promulgated thereunder.

                  "ERISA Affiliate" means any trade or business (whether or not incorporated) under common control with the Company within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the
         Code).

                  "ERISA Event" means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by the Company or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations which is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Company or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or
         (f) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Company or any ERISA Affiliate.

                  "Eurodollar Reserve Percentage" has the meaning specified in the definition of "Offshore Rate".

                  "Event of Default" means any of the events or circumstances specified in Section 8.1.

                  "Exchange Act" means the Securities and Exchange Act of 1934, and regulations promulgated thereunder.

                  "Federal Funds Rate" means, for any day, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, "H.15(519)") on the preceding Business Day opposite the caption "Federal Funds (Effective)"; or, if for any relevant day such rate is not so published on any such preceding Business Day, the rate for such day will be the arithmetic mean as determined by the Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Agent.

                  "Fee Letter" has the meaning specified in subsection 2.10(a).

                  "FRB" means the Board of Governors of the Federal Reserve System, and any Governmental Authority succeeding to any of its principal functions.

                  "GAAP" means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date hereof.

                  "Governmental Authority" means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

                  "Guaranty Obligation" has the meaning specified in the definition of "Contingent Obligation."

                  "Impermissible Qualification" means, relative to the opinion or certification of any independent public accountant as to any financial statement of the Company, any qualification or exception to such opinion or certification

                           (a) which is of a "going concern" or similar nature;

                           (b) which relates to the limited scope of examination
                  of matters relevant to such financial statement; provided that this clause (b) shall not include such qualifications and exceptions as are routinely made by independent public accountants when giving opinions and certifications with respect to financial statements; or

                           (c) which relates to the treatment or classification
                  of any item in such financial statement and which, as a condition to its removal, would require an adjustment to such item the effect of which would be to cause the Company to be in default of any of its obligations under Section 7.4.

                  "Indebtedness" of any Person means, without duplication, (a) all indebtedness for borrowed money; (b) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business on ordinary terms); (c) all non-contingent reimbursement or payment obligations with respect to Surety Instruments; (d) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses; (e) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to property acquired by the Person (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property); (f) all obligations with respect to capital leases; (g) all net obligations with respect to Swap Contracts; (h) all indebtedness referred to in clauses (a) through (g) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contracts rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; and (i) all Guaranty Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (a) through (g) above.

                  "Indemnified Liabilities" has the meaning specified in
         Section 10.5.

         "Indemnified Person" has the meaning specified in Section 10.5.

                  "Insolvency Proceeding" means (a) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors; undertaken under U.S. Federal, state or foreign law, including the Bankruptcy Code.

                  "Interest Payment Date" means, as to any Offshore Rate Loan, the last day of each Interest Period applicable to such Loan and, as to any Base Rate Loan, the last Business Day of each calendar month and each date such Loan is converted into another Type of Loan, provided, however, that if any Interest Period for an Offshore Rate Loan exceeds three months, the date that falls three months after the beginning of such Interest Period and after each Interest Payment Date thereafter is also an Interest Payment Date.

                  "Interest Period" means, as to any Offshore Rate Loan, the period commencing on the Borrowing Date of such Loan or on the Conversion/Continuation Date on which the Loan is converted into or continued as an Offshore Rate Loan, and ending on the date one, two, three or six months thereafter as selected by the Company in its Notice of Borrowing or Notice of Conversion/Continuation.

         provided that:

                           (i) if any Interest Period would otherwise end on a
                  day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

                           (ii) any Interest Period that begins on the last
                  Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

                           (iii) no Interest Period for any Loan shall extend
                  beyond the Termination Date.

                  "IRS" means the Internal Revenue Service, and any Governmental Authority succeeding to any of its principal functions under the Code.

                  "Lending Office" means, as to any Bank, the office or offices of such Bank specified as its "Lending Office" or "Domestic Lending Office" or "Offshore Lending Office", as the case may be, on Schedule 10.2, or such other office or offices as such Bank may from time to time notify the Company and the Agent.

                  "Leverage Ratio" means, with respect to the Company and its Subsidiaries on a consolidated basis, at any time, the ratio of its Tier One Capital to its Adjusted Total Assets.

                  "Lien" means any security interest, mortgage, deed of trust, pledge, hypothecation, assignment, charge or deposit arrangement, encumbrance, lien (statutory or other) or preferential arrangement of any kind or nature whatsoever in respect of any property (including those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a capital lease, any financing lease having substantially the same economic effect as any of the foregoing, or the filing of any financing statement naming the owner of the asset to which such lien relates as debtor, under the Uniform Commercial Code or any comparable law) and any contingent or other agreement to provide any of the foregoing, but not including the interest of a lessor under an operating lease.

                  "Loan" means an extension of credit by a Bank to the Company under Article II, and may be a Base Rate Loan or an Offshore Rate Loan (each, a "Type" of Loan).

                  "Loan Documents" means this Agreement, any Notes, the Fee Letters and all other documents delivered to the Agent or any Bank in connection herewith.

                  "Loans Outstanding" means, for any Person, the sum of loans and direct lease financings, net of unearned income, by such Person and its Subsidiaries on a consolidated basis.

                  "Majority Banks" means at any time Banks then holding at least 66-2/3% of the then aggregate unpaid principal amount of the Loans, or, if no such principal amount is then outstanding, Banks then having at least 66-2/3% of the Commitments.

                  "Margin Stock" means "margin stock" as such term is defined in Regulation G, T, U or X of the FRB.

                  "Material Adverse Effect" means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, condition (financial or otherwise) or prospects of the Company or the Company and its Subsidiaries taken as a whole; (b) a material impairment of the ability of the Company to perform under any Loan Document and to avoid any Event of Default; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against the Company of any Loan Document. A change or effect (or related series of changes or effects) as described in clause
         (a) or clause (b) shall be deemed materially adverse if it would be reasonably likely to result in a loss of at least 10% of the shareholders' equity of the Company on a consolidated basis.

                  "Multiemployer Plan" means a "multiemployer plan", within the meaning of Section 4001(a)(3) of ERISA, to which the Company or any ERISA Affiliate makes, is making, or is obligated to make contributions or, during the preceding three calendar years, has made, or been obligated to make, contributions.

                  "New Banks" has the meaning specified in Section 2.2(b).

                  "Non-Performing Assets" means, as applied to Loans Outstanding of a Person, (i) Loans Outstanding that are not accruing interest, have been classified as renegotiated pursuant to guidelines established by the Federal Financial Institutions Council or are 90 days or more past due in the payment of principal or interest plus (ii) Other Real Estate Owned by such Person minus (iii) student loan obligations, included in clause (i), which are serviced by a third party servicer and which are fully backed by the full faith and credit of the United States Government or any agency thereof, whether such guaranty is for the benefit of such third party servicer or such Person or any of its Subsidiaries, provided, however, that this exclusion shall not apply to any student loan with respect to which a third party servicer has failed to perform the terms and conditions of its servicing agreement with such Person or any of its Subsidiaries.

                  "Non-Performing Ratio" means, for any Person, the ratio of such Person's

                  (a)      Non-Performing Assets outstanding

                                    to

                  (b)      Loans Outstanding plus Other Real Estate Owned.

                  "Note" means a promissory note executed by the Company in favor of a Bank pursuant to subsection 2.2(b), in substantially the form of Exhibit F.

                  "Notice Date" has the meaning specified in Section 2.2(b).

                  "Notice of Borrowing" means a notice in substantially the form of Exhibit A.

                  "Notice of Conversion/Continuation" means a notice in substantially the form of Exhibit B.

                  "Obligations" means all advances, debts, liabilities, obligations, covenants and duties arising under any Loan Document owing by the Company to any Bank, the Agent, or any Indemnified Person, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising.

                  "Offshore Rate" means, for any Interest Period, with respect to Offshore Rate Loans comprising part of the same Borrowing, the rate of interest per annum (rounded upward to the next 1/16th of 1%) determined by the Agent as follows:

         Offshore Rate =                 IBOR
                         ------------------------------------
                         1.00 - Eurodollar Reserve Percentage

         Where,

                           "Eurodollar Reserve Percentage" means for any day for
                  any Interest Period the maximum reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%) in effect on such day (whether or not applicable to any Bank) under regulations issued from time to time by the FRB for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities"); and

                           "IBOR" means the rate of interest per annum
                  determined by the Agent as the rate at which dollar deposits in the approximate amount of BofA's Offshore Rate Loan for such Interest Period would be offered by BofA's Grand Cayman Branch, Grand Cayman B.W.I. (or such other office as may be designated for such purpose by BofA), to major banks in the offshore dollar interbank market at their request at approximately 11:00 a.m. (New York City time) two Business Days prior to the commencement of such Interest Period.

                           The Offshore Rate shall be adjusted automatically as
                  to all Offshore Rate Loans then outstanding as of the effective date of any change in the Eurodollar Reserve Percentage.

                  "Offshore Rate Loan" means a Loan that bears interest based on the Offshore Rate.

                  "Organization Documents" means, for any corporation, the certificate or articles of incorporation, the bylaws, any certificate of determination or instrument relating to the rights of preferred shareholders of such corporation, any shareholder rights agreement, and all applicable resolutions of the board of directors (or any committee thereof) of such corporation.

                  "Other Real Estate Owned" of a Person means "other real estate owned" as shown in the financial statements of such Person prepared in accordance with GAAP.

                  "Other Taxes" means any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Documents.

                  "Participant" has the meaning specified in subsection 10.8(d).

                  "PBGC" means the Pension Benefit Guaranty Corporation, or any Governmental Authority succeeding to any of its principal functions under ERISA.

                  "Pension Plan" means a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA which the Company sponsors, maintains, or to which it makes, is making, or is obligated to make contributions, or in the case of a multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding five (5) plan years.

                  "Permitted Liens" has the meaning specified in Section 7.1.

                  "Person" means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or Governmental Authority.

                  "Plan" means an employee benefit plan (as defined in Section 3(3) of ERISA) which the Company sponsors or maintains or to which the Company makes, is making, or is obligated to make contributions and includes any Pension Plan.

                  "Pro Rata Share" means, as to any Bank at any time, the percentage equivalent (expressed as a decimal, rounded to the ninth decimal place) at such time of such Bank's Commitment divided by the combined Commitments of all Banks.

                  "Quarterly Certificate" means a certificate substantially in the form of Exhibit G.

                  "Reportable Event" means, any of the events set forth in
         Section 4043(b) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

                  "Requirement of Law" means, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

                  "Responsible Officer" means the chief executive officer or the president of the Company, or any other officer having substantially the same authority and responsibility; or, with respect to compliance with financial covenants, the chief financial officer or the treasurer of the Company, or any other officer having substantially the same authority and responsibility.

                  "Risk-Weighted Assets" means, for any Person, the value of the assets of such Person and its Subsidiaries, including adjusted off-balance sheet items, all as calculated pursuant to risk-based capital guidelines in effect from time to time with the applicable regulatory agency.

                  "Scheduled Termination Date" has the meaning specified in the definition of "Termination Date".

                  "SEC" means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

                  "Subsidiary" of a Person means any corporation, association, limited liability company, partnership, joint venture or other business entity of which more than 50% of the voting stock or other equity interests (in the case of Persons other than corporations) is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof. No Person shall be deemed a Subsidiary of the Company as a result of ownership of its voting stock or other equity interests by First American Trust Company, N.A. in a fiduciary capacity. Unless the context otherwise clearly requires, references herein to a "Subsidiary" refer to a Subsidiary of the Company.

                  "Surety Instruments" means all letters of credit (including standby and commercial), banker's acceptances, bank guaranties, shipside bonds, surety bonds and similar instruments.

                  "Swap Contract" means any agreement (including any master agreement and any agreement, whether or not in writing, relating to any single transaction) that is an interest rate swap agreement, basis swap, forward rate agreement, commodity swap, commodity option, equity or equity index swap or option, bond option, interest rate option, forward foreign exchange agreement, rate cap, collar or floor agreement, currency swap agreement, cross-currency rate swap agreement, swaption, currency option or any other, similar agreement (including any option to enter into any of the foregoing).

                  "Taxes" means any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Bank and the Agent, such taxes (including income taxes or franchise taxes) as are imposed on or measured by each Bank's net income by the jurisdiction (or any political subdivision thereof) under the laws of which such Bank or the Agent, as the case may be, is organized or maintains a lending office.

                  "Termination Date" means the earlier to occur of:

                           (a) October 20, 1998 as such date may be extended
                  pursuant to Section 2.2 hereof (as so extended, the "Scheduled Termination Date"); and

                           (b) the date on which the Commitments terminate in
                  accordance with the provisions of this Agreement.

                  "Termination Date Extension Request" means a request substantially in the form of Exhibit H attached hereto.

                  "Tier One Capital" shall have the meaning set forth on the date hereof under applicable regulations of any regulatory agency having authority on the date hereof as such regulations are applicable to the Company, or if such regulations are amended hereafter to define Tier One Capital more restrictively, as set forth in such later definition.

                  "Tier Two Capital" shall have the meaning set forth on the date hereof under applicable regulations of any regulatory agency having authority on the date hereof as such regulations are applicable to the Company, or if such regulations are amended hereafter to define Tier Two Capital more restrictively, as set forth in such later definition.

                  "Type" has the meaning specified in the definition of "Loan."

                  "Unfunded Pension Liability" means the excess of a Plan's benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Plan's assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

                  "United States" and "U.S." each means the United States of America.

                  "Well-Capitalized" shall have the meaning promulgated by any regulatory agency having authority on the date hereof, as applicable to the Company, or if not applicable to the Company per se, as applicable to the Bank Subsidiaries, on a combined basis applied to the Company; provided, however, that if at any time requirements of the designation "Well-Capitalized" promulgated by such regulatory authority shall be modified so as to define the requirements for such designation more restrictively than the existing requirements, then such requirements set forth herein shall be changed to reflect such later modification; provided, further, if at any time such regulatory authority shall determine that such Person is not "Well-Capitalized" (within the meaning of the regulations promulgated by such authority then in effect), such Person shall be deemed not to be Well-Capitalized for purposes of this Agreement, without regard to whether such Person shall meet the requirements of the definition of such term set forth in this Agreement as in effect at such time.

                  "Wholly-Owned Subsidiary" means any corporation in which (other than directors' qualifying shares required by law) 100% of the capital stock of each class having ordinary voting power, and 100% of the capital stock of every other class, in each case, at the time as of which any determination is being made, is owned, beneficially and of record, by the Company, or by one or more of the other Wholly-Owned Subsidiaries, or both.

         I.2 Other Interpretive Provisions. (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

                  (b) The words "hereof", "herein", "hereunder" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and subsection, Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

                  (c) (i) The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

                           (ii) The term "including" is not limiting and means
                  "including without limitation."

                           (iii) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding", and the word "through" means "to and including."

                  (d) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

                  (e) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

                  (f) This Agreement and other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms.

                  (g) This Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to the Agent, the Company and the other parties, and are the products of all parties. Accordingly, they shall not be construed against the Banks or the Agent merely because of the Agent's or Banks' involvement in their preparation.

         I.3 Accounting Principles. (a) Unless the context otherwise clearly requires, all accounting terms not expressly defined herein shall be construed, and all financial computations required under this Agreement shall be made, in accordance with GAAP, consistently applied.

                  (b) References herein to "fiscal year" and "fiscal quarter" refer to such fiscal periods of the Company.

                                   ARTICLE II

                                   THE CREDITS

         II.1 Amounts and Terms of Commitments. Each Bank severally agrees, on the terms and conditions set forth herein, to make loans to the Company (each such loan, a "Loan") from time to time on any Business Day during the period from the Closing Date to the Termination Date, in an aggregate amount not to exceed at any time outstanding the amount set forth on Schedule 2.1 (such amount as the same may be reduced under Section 2.6 or as a result of one or more assignments under Section 10.8, the Bank's "Commitment"). Within the limits of each Bank's Commitment, and subject to the other terms and conditions hereof, the Company may borrow under this Section 2.1, prepay under Section 2.7 and reborrow under this Section 2.1.

         II.2  Termination Date.

                  (a) The Commitments shall terminate and each Bank shall be relieved of its obligations to make any Loan on the Termination Date. The Company may from time to time request an extension of the Termination Date by executing and delivering to the Agent a Termination Date Extension Request at least 60 but not more than 75 days prior to the then current Scheduled Termination Date. The Scheduled Termination Date shall be so extended if the Agent shall have received from each Bank on or prior to the 30th day preceding the then current Scheduled Termination Date a duly executed counterpart of such Scheduled Termination Date Extension Request; provided, that any such extension shall take effect as of the date on which the Agent shall have notified the Company of the approval thereof and the Scheduled Termination Date shall be extended to a date 364 days from said effectiveness. Each Bank may in its sole and absolute discretion withhold its consent to any such Termination Date Extension Request.

                  (b) Notwithstanding the foregoing, if the Agent shall have received duly executed counterparts of a Termination Date Extension Request from Banks having, in the aggregate, Pro Rata Shares of 66-2/3% or more of the Commitments, but less than 100% of the aggregate Commitments, on or prior to the 30th day preceding the then current Scheduled Termination Date, the Agent shall so notify (the date of such notice being the "Notice Date") the Company, and the Company, shall have the right to seek a substitute bank or banks (the "New Banks") acceptable to the Agent and the Company (which may be one or more of the Banks) to replace the Bank or Banks which have not delivered a counterpart of such Termination Date Extension Request by such time. If, by the then current Scheduled Termination Date, the then current Termination Date shall not have been extended pursuant to clause (a) above, the Company shall elect, by delivering to the Agent on or prior to the then current Scheduled Termination Date a written notice of election, either (i) not to extend such current Scheduled Termination Date, in which case such Scheduled Termination Date shall not be so extended for any Bank irrespective of whether such Bank has or has not sent its duly executed Termination Date Extension Request, or (ii) if the aggregate Commitments of the Banks who have delivered duly executed counterparts of a Termination Date Extension Request is at least 66-2/3% of the Commitment Amount, to extend such current Scheduled Termination Date, in which case the Scheduled Termination Date shall be extended as of such Scheduled Termination Date for a period of 364 days from the Notice Date, and the aggregate Commitments shall be reduced to an amount equal to the aggregate of the Commitments of the Banks who had delivered duly executed counterparts of a Termination Date Extension Request on or prior to the 30th day preceding the then current Scheduled Termination Date plus the aggregate Commitments of the New Banks and the Company shall pay (such payment to be made on such Scheduled Termination Date) in full all Obligations owing to each Bank who shall not have delivered such counterpart to the Agent on or prior to such 30th day and each such Bank shall no longer be a party to this Agreement or be included as a Bank for purposes of this Agreement and each other Loan Document. If the Company shall not have delivered such a written notice of election to the Agent on or prior to such current Scheduled Termination Date, the current Scheduled Termination Date shall not be extended; provided that the Commitment of any Bank who has delivered an executed Termination Date Extension Request shall be revocable until the Company shall have delivered such notice of election.

         II.3 Loan Accounts. (a) The Loans made by each Bank shall be evidenced by one or more loan accounts or records maintained by such Bank in the ordinary course of business. The loan accounts or records maintained by the Agent and each Bank shall be conclusive absent manifest error of the amount of the Loans made by the Banks to the Company and the interest and payments thereon. Any failure so to record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Company hereunder to pay any amount owing with respect to the Loans.

                  (b) Upon the request of any Bank made through the Agent, the Loans made by such Bank may be evidenced by one or more Notes, instead of loan accounts. Each such Bank shall endorse on the schedules annexed to its Note(s) the date, amount and maturity of each Loan made by it and the amount of each payment of principal made by the Company with respect thereto. Each such Bank is irrevocably authorized by the Company to endorse its Note(s) and each Bank's record shall be conclusive absent manifest error; provided, however, that the failure of a Bank to make, or an error in making, a notation thereon with respect to any Loan shall not limit or otherwise affect the obligations of the Company hereunder or under any such Note to such Bank.

         II.4 Procedure for Borrowing. (a) Each Borrowing shall be made upon the Company's irrevocable written or telephonic notice (promptly confirmed in writing if telephonic) delivered to the Agent in the form of a Notice of Borrowing (which notice must be received by the Agent prior to 9:00 a.m. (San Francisco time) (i) three Business Days prior to the requested Borrowing Date, in the case of Offshore Rate Loans; and (ii) on the requested Borrowing Date, in the case of Base Rate Loans, specifying:

                                    (A) the amount of the Borrowing, which shall
                           be in an aggregate minimum amount of $1,000,000 or any multiple of $500,000 in excess thereof;

                                    (B) the requested Borrowing Date, which
                           shall be a Business Day;

                                    (C) the Type of Loans comprising the
                           Borrowing; and

                                    (D) the duration of the Interest Period
                           applicable to such Loans included in such notice. If the Notice of Borrowing fails to specify the duration of the Interest Period for any Borrowing comprised of Offshore Rate Loans, such Interest Period shall be three months.

                  (b) The Agent will promptly notify each Bank of its receipt of any Notice of Borrowing and of the amount of such Bank's Pro Rata Share of that Borrowing.

                  (c) Each Bank will make the amount of its Pro Rata Share of each Borrowing available to the Agent for the account of the Company at the Agent's Payment Office by 11:00 a.m. (San Francisco time) on the Borrowing Date requested by the Company in funds immediately available to the Agent. The proceeds of all such Loans will then be made available to the Company by the Agent by wire transfer in accordance with written instructions provided to the Agent by the Company of like funds as received by the Agent.

                  (d) After giving effect to any Borrowing, there may not be more than six different Interest Periods in effect.

         II.5 Conversion and Continuation Elections. (a) The Company may, upon irrevocable written or telephonic notice (promptly confirmed in writing if telephonic) to the Agent in accordance with subsection 2.4(b):

                           (i elect, as of any Business Day, in the case of Base Rate Loans, or as of the last day of the applicable Interest Period, in the case of any other Type of Loans, to convert any such Loans (or any part thereof in an amount not less than $1,000,000, or that is in an integral multiple of $500,000 in excess thereof) into Loans of any other Type; or

                           (ii elect, as of the last day of the applicable Interest Period, to continue any Loans having Interest Periods expiring on such day (or any part thereof in an amount not less than $1,000,000, or that is in an integral multiple of $500,000 in excess thereof);

provided, that if at any time the aggregate amount of Offshore Rate Loans in respect of any Borrowing is reduced, by payment, prepayment, or conversion of part thereof to be less than $1,000,000, such Offshore Rate Loans shall automatically convert into Base Rate Loans, and on and after such date the right of the Company to continue such Loans as, and convert such Loans into, Offshore Rate Loans shall terminate.

                  (b The Company shall deliver a Notice of Conversion/ Continuation to be received by the Agent not later than 9:00 a.m. (San Francisco time) at least (i) three Business Days in advance of the Conversion/Continuation Date, if the Loans are to be converted into or continued as Offshore Rate Loans; and (ii) on the Conversion/Continuation Date, if the Loans are to be converted into Base Rate Loans, specifying:

                                    (A the proposed Conversion/Continuation
                           Date;

                                    (B the aggregate amount of Loans to be
                           converted or renewed;

                                    (C the Type of Loans resulting from the
                           proposed conversion or continuation; and

                                    (D other than in the case of conversions
                           into Base Rate Loans, the duration of the requested Interest Period.

                  (c If upon the expiration of any Interest Period applicable to Offshore Rate Loans, the Company has failed to select timely a new Interest Period to be applicable to such Offshore Rate Loans or if any Default or Event of Default then exists, the Company shall be deemed to have elected to convert such Offshore Rate Loans into Base Rate Loans effective as of the expiration date of such Interest Period.

                  (d The Agent will promptly notify each Bank of its receipt of a Notice of Conversion/Continuation, or, if no timely notice is provided by the Company, the Agent will promptly notify each Bank of the details of any automatic conversion. All conversions and continuations shall be made ratably according to the respective outstanding principal amounts of the Loans with respect to which the notice was given held by each Bank.

                  (e Unless the Majority Banks otherwise agree, during the existence of a Default or Event of Default, the Company may not elect to have a Loan converted into or continued as an Offshore Rate Loan.

                  (f After giving effect to any conversion or continuation of Loans, there may not be more six different Interest Periods in effect.

        II.6 Voluntary Termination or Reduction of Commitments. The Company may, upon not less than five Business Days' prior notice to the Agent, terminate the Commitments, or permanently reduce the Commitments by an aggregate minimum amount of $5,000,000 or any multiple of $1,000,000 in excess thereof; unless, after giving effect thereto and to any prepayments of Loans made on the effective date thereof, the then-outstanding principal amount of the Loans would exceed the amount of the combined Commitments then in effect. Once reduced in accordance with this Section , the Commitments may not be increased. Any reduction of the Commitments shall be applied to each Bank according to its Pro Rata Share. All accrued commitment fees to, but not including the effective date of any reduction or termination of Commitments, shall be paid on the effective date of such reduction or termination.

        II.7 Optional Prepayments. Subject to Section 3.4, the Company may, at any time or from time to time, upon not less than three Business Days' irrevocable notice to the Agent in the case of Offshore Rate Loans or prior to 9:00 a.m. on the date of a proposed prepayment in the case of Base Rate Loans, ratably prepay Loans in whole or in part, in minimum amounts of $1,000,000 or any multiple of $500,000 in excess thereof. Such notice of prepayment shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid. The Agent will promptly notify each Bank of its receipt of any such notice, and of such Bank's Pro Rata Share of such prepayment. If such notice is given by the Company, the Company shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to each such date on the amount prepaid and any amounts required pursuant to Section 3.4.

        II.8 Repayment. The Company shall repay to the Banks on the Termination Date the aggregate principal amount of Loans outstanding on such date.

        II.9 Interest. (a) Each Loan shall bear interest on the outstanding principal amount thereof from the applicable Borrowing Date at a rate per annum equal to the Offshore Rate or the Base Rate, as the case may be (and subject to the Company's right to convert to other Types of Loans under Section 2.5), plus the Applicable Margin.

                (b Interest on each Loan shall be paid in arrears on each Interest Payment Date and the Termination Date. Interest shall also be paid on the date of any prepayment of Loans under Section 2.7 for the portion of the Loans so prepaid and upon payment (including prepayment) in full thereof and, during the existence of any Event of Default, interest shall be paid on demand of the Agent at the request or with the consent of the Majority Banks.

                (c Notwithstanding subsection (a) of this Section, while any Event of Default exists or after acceleration, the Company shall pay interest (after as well as before entry of judgment thereon to the extent permitted by law) on the principal amount of all outstanding Obligations, at a rate per annum which is determined by adding 3% per annum to the Applicable Margin then in effect for such Loans and, in the case of Obligations not subject to an Applicable Margin, at a rate per annum equal to the Base Rate plus 3%; provided, however, that, on and after the expiration of any Interest Period applicable to any Offshore Rate Loan outstanding on the date of occurrence of such Event of Default or acceleration, the principal amount of such Loan shall, during the continuation of such Event of Default or after acceleration, bear interest at a rate per annum equal to the Base Rate plus 3%.

                (d Anything herein to the contrary notwithstanding, the obligations of the Company to any Bank hereunder shall be subject to the limitation that payments of interest shall not be required for any period for which interest is computed hereunder, to the extent (but only to the extent) that contracting for or receiving such payment by such Bank would be contrary to the provisions of any law applicable to such Bank limiting the highest rate of interest that may be lawfully contracted for, charged or received by such Bank, and in such event the Company shall pay such Bank interest at the highest rate permitted by applicable law.

        II.10 Fees. (a) Agency Fees. The Company shall pay an agency fee to the Agent for the Agent's own account, as required by the letter agreement ("Fee Letter") between the Company and Agent dated August 18, 1997, or as may be agreed by the Company and the Agent from time to time.

                (b Facility Fees. The Company shall pay to the Agent for the account of each Bank a facility fee, computed on a quarterly basis in arrears on the last Business Day of each calendar quarter based upon the daily aggregate amount of each Bank's Commitment (whether or not utilized) for that quarter as calculated by the Agent, equal to 3/16 of 1% per annum. Such facility fee shall accrue from the date hereof to the Termination Date and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September, and December commencing on the first such date after the date hereof through the Termination Date, with the final payment to be made on the Termination Date; provided that, in connection with any reduction or termination of Commitments under Section 2.6, the accrued commitment fee calculated for the period ending on such date shall also be paid on the date of such reduction or termination, with the following quarterly payment being calculated on the basis of the period from such reduction or termination date to such quarterly payment date. The commitment fees provided in this subsection shall accrue at all times after the above-mentioned commencement date, including at any time during which one or more conditions in Article IV are not met.

        II.11 Computation of Fees and Interest. (a) All computations of interest for Base Rate Loans when the Base Rate is determined by BofA's "reference rate" shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more interest being paid than if computed on the basis of a 365-day year). Interest and fees shall accrue during each period during which interest or such fees are computed from the first day thereof to the last day thereof.

                (b Each determination of an interest rate by the Agent shall be conclusive and binding on the Company and the Banks in the absence of manifest error.

        II.12 Payments by the Company. (a) All payments to be made by the Company shall be made without set-off, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by the Company shall be made to the Agent for the account of the Banks at the Agent's Payment Office, and shall be made in dollars and in immediately available funds, no later than 11:00 a.m. (San Francisco time) on the date specified herein. The Agent will promptly distribute to each Bank its Pro Rata Share (or other applicable share as expressly provided herein) of such payment in like funds as received. If such payment is received from the Company prior to 11:00 a.m. (San Francisco time) on a Business Day, the Agent shall distribute to each Bank its Pro Rata Share on such Business Day. Any payment received by the Agent later than 11:00 a.m. (San Francisco time) shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue.

                (b Subject to the provisions set forth in the definition of "Interest Period" herein, whenever any payment is due on a day other than a Business Day, such payment shall be made on the following Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

                (c Unless the Agent receives notice from the Company prior to the date on which any payment is due to the Banks that the Company will not make such payment in full as and when required, the Agent may assume that the Company has made such payment in full to the Agent on such date in immediately available funds and the Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent the Company has not made such payment in full to the Agent, each Bank shall repay to the Agent on demand such amount distributed to such Bank, together with interest thereon at the Federal Funds Rate for each day from the date such amount is distributed to such Bank until the date repaid.

        II.13 Payments by the Banks to the Agent. (a) Unless the Agent receives notice from a Bank on or prior to the Closing Date or, with respect to any Borrowing after the Closing Date, at least one Business Day prior to the date of such Borrowing, that such Bank will not make available as and when required hereunder to the Agent for the account of the Company the amount of that Bank's Pro Rata Share of the Borrowing, the Agent may assume that each Bank has made such amount available to the Agent in immediately available funds on the Borrowing Date and the Agent may (but shall not be so required to), in reliance upon such assumption, make available to the Company on such date a corresponding amount. If and to the extent any Bank shall not have made its full amount available to the Agent in immediately available funds and the Agent in such circumstances has made available to the Company such amount, that Bank shall on the Business Day following such Borrowing Date make such amount available to the Agent, together with interest at the Federal Funds Rate for each day during such period. A notice of the Agent submitted to any Bank with respect to amounts owing under this subsection (a) shall be conclusive, absent manifest error. If such amount is so made available, such payment to the Agent shall constitute such Bank's Loan on the date of Borrowing for all purposes of this Agreement. If such amount is not made available to the Agent on the Business Day following the Borrowing Date, the Agent will notify the Company of such failure to fund and, upon demand by the Agent, the Company shall pay such amount to the Agent for the Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Loans comprising such Borrowing.

                (b The failure of any Bank to make any Loan on any Borrowing Date shall not relieve any other Bank of any obligation hereunder to make a Loan on such Borrowing Date, but no Bank shall be responsible for the failure of any other Bank to make the Loan to be made by such other Bank on any Borrowing Date.

        II.14 Sharing of Payments, Etc. If, other than as expressly provided elsewhere herein, any Bank shall obtain on account of the Loans made by it any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its Pro Rata Share, such Bank shall immediately (a) notify the Agent of such fact, and (b) purchase from the other Banks such participations in the Loans made by them as shall be necessary to cause such purchasing Bank to share the excess payment pro rata with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from the purchasing Bank, such purchase shall to that extent be rescinded and each other Bank shall repay to the purchasing Bank the purchase price paid therefor, together with an amount equal to such paying Bank's ratable share (according to the proportion of (i) the amount of such paying Bank's required repayment to (ii) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. The Company agrees that any Bank so purchasing a participation from another Bank may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off, but subject to Section 10.10) with respect to such participation as fully as if such Bank were the direct creditor of the Company in the amount of such participation. The Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section and will in each case notify the Banks following any such purchases or repayments.

                                   ARTICLE III

                     TAXES, YIELD PROTECTION AND ILLEGALITY


        III.1 Taxes. (a) Any and all payments by the Company to each Bank or the Agent under this Agreement and any other Loan Document shall be made free and clear of, and without deduction or withholding for any Taxes. In addition, the Company shall pay all Other Taxes.

                (b The Company agrees to indemnify and hold harmless each Bank and the Agent for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section) paid by the Bank or the Agent and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 30 days after the date the Bank or the Agent makes written demand therefor.

                (c If the Company shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to any Bank or the Agent, then:

                           (i the sum payable shall be increased as necessary so
                  that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section) such Bank or the Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings been made;

                           (ii the Company shall make such deductions and
                  withholdings;

                           (iii the Company shall pay the full amount deducted
                  or withheld to the relevant taxing authority or other authority in accordance with applicable law; and

                           (iv the Company shall also pay to each Bank or the
                  Agent for the account of such Bank, at the time interest is paid, all additional amounts which the respective Bank specifies as necessary to preserve the after-tax yield the Bank would have received if such Taxes or Other Taxes had not been imposed.

                (d Within 30 days after the date of any payment by the Company of Taxes or Other Taxes, the Company shall furnish the Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to the Agent.

                (e If the Company is required to pay additional amounts to any Bank or the Agent pursuant to subsection (c) of this Section, then such Bank shall use reasonable efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its Lending Office so as to eliminate any such additional payment by the Company which may thereafter accrue, if such change in the judgment of such Bank is not otherwise disadvantageous to such Bank.

        III.2 Illegality. (a) If any Bank determines that the introduction of any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for any Bank or its applicable Lending Office to make Offshore Rate Loans, then, on notice thereof by the Bank to the Company through the Agent, any obligation of that Bank to make Offshore Rate Loans shall be suspended until the Bank notifies the Agent and the Company that the circumstances giving rise to such determination no longer exist.

                (b If a Bank determines that it is unlawful to maintain any Offshore Rate Loan, the Company shall, upon its receipt of notice of such fact and demand from such Bank (with a copy to the Agent), prepay in full such Offshore Rate Loans of that Bank then outstanding, together with interest accrued thereon and amounts required under Section 3.4, either on the last day of the Interest Period thereof, if the Bank may lawfully continue to maintain such Offshore Rate Loans to such day, or immediately, if the Bank may not lawfully continue to maintain such Offshore Rate Loan. If the Company is required to so prepay any Offshore Rate Loan, then concurrently with such prepayment, the Company shall borrow from the affected Bank, in the amount of such repayment, a Base Rate Loan.

                (c If the obligation of any Bank to make or maintain Offshore Rate Loans has been so terminated or suspended, the Company may elect, by giving notice to the Bank through the Agent that all Loans which would otherwise be made by the Bank as Offshore Rate Loans shall be instead Base Rate Loans.

        III.3 Increased Costs and Reduction of Return. (a) If any Bank determines that, due to either (i) the introduction of or any change (other than any change by way of imposition of or increase in reserve requirements included in the calculation of the Offshore Rate) in or in the interpretation of any law or regulation or (ii) the compliance by that Bank with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to such Bank of agreeing to make or making, funding or maintaining any Offshore Rate Loans, then the Company shall be liable for, and shall from time to time, upon demand (with a copy of such demand to be sent to the Agent), pay to the Agent for the account of such Bank, additional amounts as are sufficient to reasonably compensate such Bank for such increased costs.

                (b If any Bank shall have determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or (iv) compliance by the Bank (or its Lending Office) or any corporation controlling the Bank with any Capital Adequacy Regulation, affects or would affect the amount of capital required or expected to be maintained by the Bank or any corporation controlling the Bank and (taking into consideration such Bank's or such corporation's policies with respect to capital adequacy and such Bank's desired return on capital) determines that the amount of such capital is increased as a consequence of its Commitment, loans, credits or obligations under this Agreement, then, upon demand of such Bank to the Company through the Agent, the Company shall pay to the Bank, from time to time as specified by the Bank, additional amounts sufficient to compensate the Bank for such increase.

        III.4 Funding Losses. The Company shall reimburse each Bank and hold each Bank harmless from any loss or expense which the Bank may sustain or incur as a consequence of:

                  (a the failure of the Company to make on a timely basis any payment of principal of any Offshore Rate Loan;

                  (b the failure of the Company to borrow, continue or convert a Loan after the Company has given (or is deemed to have given) a Notice of Borrowing or a Notice of Conversion/ Continuation;

                  (c the failure of the Company to make any prepayment in accordance with any notice delivered under Section 2.7;

                  (d the prepayment or other payment (including after acceleration thereof) of an Offshore Rate Loan on a day that is not the last day of the relevant Interest Period; or

                  (e the automatic conversion under Section 2.4 of any Offshore Rate Loan to a Base Rate Loan on a day that is not the last day of the relevant Interest Period;

including any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its Offshore Rate Loans or from fees payable to terminate the deposits from which such funds were obtained. For purposes of calculating amounts payable by the Company to the Banks under this Section and under subsection 3.3(a), each Offshore Rate Loan made by a Bank (and each related reserve, special deposit or similar requirement) shall be deemed to have been funded at the IBOR used in determining the Offshore Rate for such Offshore Rate Loan by a matching deposit or other borrowing in the interbank eurodollar market for a comparable amount and for a comparable period, whether or not such Offshore Rate Loan is in fact so funded.

        III.5 Inability to Determine Rates. If the Agent determines that for any reason adequate and reasonable means do not exist for determining the Offshore Rate for any requested Interest Period with respect to a proposed Offshore Rate Loan, or that the Offshore Rate applicable pursuant to subsection 2.9(a) for any requested Interest Period with respect to a proposed Offshore Rate Loan does not adequately and fairly reflect the cost to the Banks of funding such Loan, the Agent will promptly so notify the Company and each Bank. Thereafter, the obligation of the Banks to make or maintain Offshore Rate Loans hereunder shall be suspended until the Agent upon the instruction of the Majority Banks revokes such notice in writing. Upon receipt of such notice, the Company may revoke any

Notice of Borrowing or Notice of Conversion/Continuation then submitted by it. If the Company does not revoke such Notice, the Banks shall make, convert or continue the Loans, as proposed by the Company, in the amount specified in the applicable notice submitted by the Company, but such Loans shall be made, converted or continued as Base Rate Loans instead of Offshore Rate Loans.

        III.6 Certificate of Banks. Any Bank claiming reimbursement or compensation under this Article III shall deliver to the Company (with a copy to the Agent) a certificate setting forth in reasonable detail the amount payable to the Bank hereunder and such certificate shall be rebuttable presumptive evidence as to the matters set forth therein.

        III.7 Survival. The agreements and obligations of the Company in this
Article III shall survive the payment of all other Obligations.

                                   ARTICLE IV

                              CONDITIONS PRECEDENT


        IV.1 Conditions of Initial Loans. The obligation of each Bank to make its initial Loan hereunder is subject to the condition that the Agent have received on or before the initial borrowing date all of the following, in form and substance satisfactory to the Agent and each Bank, and in sufficient copies for each Bank:

                  (a Credit Agreement and Notes. This Agreement and the Notes executed by each party thereto;

                  (b Resolutions; Incumbency.

                           (i Copies of the resolutions of the board of
                  directors of the Company authorizing the transactions contemplated hereby, certified as of the Closing Date by the Secretary or an Assistant Secretary of the Company; and

                           (ii A certificate of the Secretary or Assistant
                  Secretary of the Company certifying the names and true signatures of the officers of the Company authorized to execute, deliver and perform, as applicable, this Agreement, and all other Loan Documents to be delivered by it hereunder;

                  (c Organization Documents; Good Standing. The articles or certificate of incorporation and the bylaws of the Company as in effect on the Closing Date, certified by the Secretary or Assistant Secretary of the Company as of the Closing Date.

                  (d Legal Opinions. An opinion of Winthrop & Weinstine, P.A. counsel to the Company and addressed to the Agent and the Banks, substantially in the form of Exhibit D;

                  (e Payment of Fees. Evidence of payment by the Company of all accrued and unpaid fees, costs and expenses to the extent then due and payable on the Closing Date, together with Attorney Costs of BofA to the extent invoiced prior to or on the Closing Date, plus such additional amounts of Attorney Costs as shall constitute BofA's reasonable estimate of Attorney Costs incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude final settling of accounts between the Company and
BofA); including any such costs, fees and expenses arising under or referenced in Sections 2.10 and 10.4;

                  (f Certificate. A certificate signed by a Responsible Officer, dated as of the Closing Date, stating that:

                           (i the representations and warranties contained in
                  Article V are true and correct on and as of such date, as though made on and as of such date;

                           (ii no Default or Event of Default exists or would
                  result from the initial Borrowing; and

                         (iii there has occurred since December 31, 1996, no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect; and

                  (g Other Documents. Such other approvals, opinions, documents or materials as the Agent or any Bank may request.

        IV.2 Conditions to All Borrowings. The obligation of each Bank to make any Loan to be made by it (including its initial Loan) is subject to the satisfaction of the following conditions precedent on the relevant Borrowing
Date:

                  (a Notice of Borrowing. The Agent shall have received (with, in the case of the initial Loan only, a copy for each Bank) a Notice of Borrowing;

                  (b Continuation of Representations and Warranties. The representations and warranties in Article V shall be true and correct on and as of such Borrowing Date with the same effect as if made on and as of such Borrowing Date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date); and

                  (c No Existing Default. No Default or Event of Default shall exist or shall result from such Borrowing.

Each Notice of Borrowing submitted by the Company hereunder shall constitute a representation and warranty by the Company hereunder, as of the date of each such notice and as of each Borrowing Date, that the conditions in Section 4.2 are satisfied.

                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

         The Company represents and warrants to the Agent and each Bank that:

         V.1 Corporate Existence and Power. The Company and each of its
Subsidiaries:

                  (a is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

                  (b has the power and authority and all governmental licenses, authorizations, consents and approvals to own its assets, carry on its business and to execute, deliver, and perform its obligations under the Loan Documents;

                  (c is duly qualified as a foreign corporation and is licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or license; and

                  (d is in compliance with all Requirements of Law; except, in each case referred to in clause (c) or clause (d) or with respect to any Subsidiary in each case referred to in clause (a) or clause (b), to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

        V.2 Corporate Authorization; No Contravention. The execution, delivery and performance by the Company of this Agreement and each other Loan Document have been duly authorized by all necessary corporate action, and do not and will not:

                  (a contravene the terms of any of the Company's Organization Documents;

                  (b conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any Contractual Obligation to which the Company is a party or any order, injunction, writ or decree of any Governmental Authority to which the Company or its property is subject; or

                  (c violate any Requirement of Law.

        V.3 Governmental Authorization. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Company of the Agreement or any other Loan Document.

        V.4 Binding Effect. This Agreement and each other Loan Document constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

        V.5 Litigation. There are no actions, suits, proceedings, claims or disputes pending, or to the best knowledge of the Company, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, against the Company, or its Subsidiaries or any of their respective properties which:

                  (a purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby or thereby; or

                  (b as to which there exists a substantial likelihood of an adverse determination, which determination would reasonably be expected to have a Material Adverse Effect. No injunction, writ, temporary restraining order or any order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of this Agreement or any other Loan Document, or directing that the transactions provided for herein or therein not be consummated as herein or therein provided.

        V.6 No Default. No Default or Event of Default exists or would result from the incurring of any Obligations by the Company. As of the Closing Date, neither the Company nor any Subsidiary is in default under or with respect to any Contractual Obligation in any respect which, individually or together with all such defaults, could reasonably be expected to have a Material Adverse Effect, or that would, if such default had occurred after the Closing Date, create an Event of Default under subsection 8.1(e).

        V.7  ERISA Compliance.

                (a Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law. Each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS and to the best knowledge of the Company, nothing has occurred which would cause the loss of such qualification. The Company and each ERISA Affiliate has made all required contributions to any Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.

                (b There are no pending or, to the best knowledge of Company, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect.

                (c (i) No ERISA Event has occurred or is reasonably expected to occur; (ii) no Pension Plan has any Unfunded Pension Liability; (iii) neither the Company nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither the Company nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under
Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (v) neither the Company nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

        V.8 Use of Proceeds; Margin Regulations. The proceeds of the Loans are to be used solely for the purposes set forth in and permitted by Section 6.12 and Section 7.6.

        V.9 Title to Properties. The Company and each Subsidiary have good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of their respective businesses, except for such defects in title as could not, individually or in the aggregate, have a Material Adverse Effect. As of the Closing Date, the property of the Company and its Subsidiaries is subject to no Liens, other than Permitted Liens.

        V.10 Taxes. The Company and its Subsidiaries have filed all Federal and other material tax returns and reports required to be filed, and have paid all Federal and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP. There is no proposed tax assessment against the Company or any Subsidiary that would, if made, have a Material Adverse Effect.

        V.11 Financial Condition. (a) The audited consolidated financial statements of the Company and its Subsidiaries dated December 31, 1996, (b) the unaudited consolidated financial statements of the Company and its Subsidiaries dated June 30, 1997, and (c) the related consolidated statements of income or operations, shareholders' equity and cash flows for the fiscal period ended on such dates:

                           (i were prepared in accordance with GAAP consistently
                  applied throughout the period covered thereby, except as otherwise expressly noted therein, subject in the case of the June 30, 1997 statements to ordinary, good faith, year end audit adjustments;

                           (ii fairly present the financial condition of the
                  Company and its Subsidiaries as of the date thereof and results of operations for the period covered thereby; and

                           (iii show all material indebtedness and other
                  liabilities, direct or contingent, of the Company and its consolidated Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Contingent Obligations.

                  (b Since December 31, 1996, there has been no Material Adverse Effect.

        V.12 Environmental Matters. The Company conducts in the ordinary course of business a review of the effect of existing Environmental Laws and existing Environmental Claims on its business, operations and properties, and as a result thereof the Company has reasonably concluded that, except as specifically disclosed in Schedule 5.12, such Environmental Laws and Environmental Claims could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

        V.13 Regulated Entities. None of the Company, any Person controlling the Company, or any Subsidiary, is an "Investment Company" within the meaning of the Investment Company Act of 1940. The Company is not subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code, or any other Federal or state statute or regulation limiting its ability to incur Indebtedness.

        V.14 No Burdensome Restrictions. Neither the Company nor any Subsidiary is a party to or bound by any Contractual Obligation, or subject to any restriction in any Organization Document, or any Requirement of Law, which could reasonably be expected to have a Material Adverse Effect.

        V.15 Copyrights, Patents, Trademarks and Licenses, etc. The Company or its Subsidiaries own or are licensed or otherwise have the right to use all of the patents, trademarks, service marks, trade names, copyrights, contractual franchises, authorizations and other rights that are reasonably necessary for the operation of their respective businesses, without conflict with the rights of any other Person. To the best knowledge of the Company, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by the Company or any Subsidiary infringes upon any rights held by any other Person. Except as specifically disclosed in Schedule 5.15, no claim or litigation regarding any of the foregoing is pending or threatened, and no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code is pending or, to the knowledge of the Company, proposed, which, in either case, could reasonably be expected to have a Material Adverse Effect.

        V.16 Subsidiaries. As of the Closing Date, the Company has no Subsidiaries other than those specifically disclosed in part (a) of Schedule
5.16 hereto and has no equity investments in any other corporation or entity other than those specifically disclosed in part (b) of Schedule 5.16.

        V.17 Insurance. Except as specifically disclosed in Schedule 5.17, the properties of the Company and its Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of the Company, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Company or such Subsidiary operates.

        V.18 Full Disclosure. None of the representations or warranties made by the Company or any Subsidiary in the Loan Documents as of the date such representations and warranties are made or deemed made, and none of the statements contained in any exhibit, report, statement or certificate furnished by or on behalf of the Company or any Subsidiary in connection with the Loan Documents (including the offering and disclosure materials delivered by or on behalf of the Company to the Banks prior to the Closing Date), contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered.

        V.19 Bank Holding Company Act. The Company and its Subsidiaries are in compliance with the Bank Holding Company Act of 1956, as amended, except to the extent that noncompliance could not reasonably be expected to have a Material Adverse Effect.

                                   ARTICLE VI

                              AFFIRMATIVE COVENANTS

        So long as any Bank shall have any Commitment hereunder, or any Loan or other Obligation shall remain unpaid or unsatisfied, unless the Majority Banks waive compliance in writing:

        VI.1 Financial Statements. The Company shall deliver to the Agent, in form and detail satisfactory to the Agent and the Majority Banks, with sufficient copies for each Bank (which copies the Agent shall promptly deliver to the Banks):

                (a) as soon as available and in any event within 60 days after the end of each of the first three fiscal quarters of each fiscal year of the Company, consolidated balance sheets of the Company and its Subsidiaries as of the end of such fiscal quarter and consolidated statements of earnings and cash flow of the Company and its Subsidiaries for such fiscal quarter and for the period commencing at the end of the previous fiscal year and ending with the end of such fiscal quarter, certified by the chief financial officer of the Company;

                (b) as soon as available and in any event within 120 days after the end of each fiscal year of the Company, a copy of the annual audit report for such fiscal year for the Company and its Subsidiaries, including therein consolidated balance sheets of the Company and its Subsidiaries as of the end of such fiscal year and consolidated statements of earnings and cash flow of the Company and its Subsidiaries for such fiscal year, in each case certified (without any Impermissible Qualification) in a manner acceptable to the Agent and the Majority Banks by Deloitte & Touche or other independent public accountants acceptable to the Agent and the Majority Banks, together with a certificate from such accountants to the effect that, in making the examination necessary for the signing of such annual report by such accountants, they have not become aware of any Default or Event of Default that has occurred and is continuing, or, if they have become aware of such Default or Event of Default, describing such Default or Event of Default; and

                (c) at any time when the Company is not Well-Capitalized, simultaneously with delivery to the applicable regulatory authority, and in any event within 60 days after the end of each fiscal quarter, call reports for each Bank Subsidiary required to deliver a call report, as at the end of such fiscal quarter, each certified by the respective cashier or other authorized officer of such Bank Subsidiary and reports filed on Form FRY9-C and Form FRY9-LP by the Company; and

                (d) promptly, copies of all financial statements and reports that the Company sends to its shareholders, and copies of all financial statements and regular, periodical or special reports (including Forms 10K, 10Q and 8K) that the Company or any Subsidiary may make to, or file with, the SEC; and

                (e) promptly, such additional information regarding the business, financial or corporate affairs of the Company or any Subsidiary as the Agent, at the request of any Bank, may from time to time request.

        VI.2 Certificates; Other Information. The Company shall furnish to the Agent, with sufficient copies for each Bank (which copies the Agent shall promptly deliver to the Banks):

                (a) as soon as available and in any event within 60 days after the end of each fiscal quarter, (i) at any time when the Company is not Well-Capitalized, a Compliance Certificate, or (ii) at any time when the Company is Well-Capitalized, a Quarterly Certificate, in each case executed by the chief financial officer of the Company; and

                (b) as soon as possible and in any event within three days after
(i) the occurrence of each Default or (ii) the Company ceases to be Well-Capitalized, a statement of the chief financial officer of the Company, setting forth details of such event and the action which the Company has taken and proposes to take with respect thereto;

        VI.3 Notices. The Company shall promptly notify the Agent and each Bank:

                (a) of the occurrence of any Default or Event of Default, and of the occurrence or existence of any event or circumstance that foreseeably will become a Default or Event of Default;

                (b) of any matter that has resulted or may result in a Material Adverse Effect, including (i) breach or non-performance of, or any default under, a Contractual Obligation of the Company or any Subsidiary; (ii) any dispute, litigation, investigation, proceeding or suspension between the Company or any Subsidiary and any Governmental Authority; or (iii) the commencement of, or any material development in, any litigation or proceeding affecting the Company or any Subsidiary, including pursuant to any applicable Environmental Laws;

                (c) of the occurrence of any of the following events affecting the Company or any ERISA Affiliate (but in no event more than 10 days after the Company is aware of the occurrence of such event), and deliver to the Agent and each Bank a copy of any notice with respect to such event that is filed with a Governmental Authority and any notice delivered by a Governmental Authority to the Company or any ERISA Affiliate with respect to such event:

                           (i) an ERISA Event;

                           (ii) a material increase in the Unfunded Pension
                  Liability of any Pension Plan;

                           (iii) the adoption of, or the commencement of
                  contributions to, any Plan subject to Section 412 of the Code by the Company or any ERISA Affiliate; or

                           (iv) the adoption of any amendment to a Plan subject
                  to Section 412 of the Code, if such amendment results in a material increase in contributions or Unfunded Pension Liability.

                  (d) of any material change in accounting policies or financial reporting practices by the Company that would effect the consolidated financial statements of the Company.

                Each notice under this Section shall be accompanied by a written statement by a Responsible Officer setting forth details of the occurrence referred to therein, and stating what action the Company or any affected Subsidiary proposes to take with respect thereto and at what time. Each notice under subsection 6.3(a) shall describe with particularity any and all clauses or provisions of this Agreement or other Loan Document that have been (or foreseeably will be) breached or violated.

         VI.4 Preservation of Corporate Existence, Etc. The Company shall, and shall cause each Subsidiary to:

                  (a) preserve and maintain in full force and effect its corporate existence and good standing under the laws of its state or jurisdiction of incorporation;

                  (b) preserve and maintain in full force and effect all governmental rights, privileges, qualifications, permits, licenses and franchises necessary or desirable in the normal conduct of its business;

                  (c) use reasonable efforts, in the ordinary course of business, to preserve its business organization and goodwill; and

                (d) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect;

except to the extent the failure to do so could not be reasonably expected to have a Material Adverse Effect.

        VI.5 Maintenance of Property. The Company shall maintain, and shall cause each Subsidiary to maintain, and preserve all its property which is used or useful in its business in good working order and condition, ordinary wear and tear excepted and except to the extent the failure to do so could not be reasonably expected to have a Material Adverse Effect.

        VI.6 Insurance. The Company shall maintain, and shall cause each Subsidiary to maintain, with financially sound and reputable independent insurers, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons.

        VI.7 Payment of Obligations. The Company shall, and shall cause each Subsidiary to, pay and discharge as the same shall become due and payable, all their respective obligations and liabilities, including:

                  (a) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are being maintained by the Company or such Subsidiary;

                  (b) all lawful claims which, if unpaid, would by law become a Lien upon its property; and

                  (c) all indebtedness, as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness; except to the extent the failure to do so could not be reasonably expected to have a Material Adverse Effect.

        VI.8 Compliance with Laws. The Company shall comply, and shall cause each Subsidiary to comply, in all material respects with all Requirements of Law of any Governmental Authority having jurisdiction over it or its business (including the Federal Fair Labor Standards Act), except such as may be contested in good faith or as to which a bona fide dispute may exist and except to the extent the failure to do so could not be reasonably expected to have a Material Adverse Effect.

        VI.9 Compliance with ERISA. The Company shall, and shall cause each of its ERISA Affiliates to: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law; (b) cause each Plan which is qualified under Section 401(a) of the Code to maintain such qualification; and (c) make all required contributions to any Plan subject to Section 412 of the Code.

        VI.10 Inspection of Property and Books and Records. The Company shall maintain and shall cause each Subsidiary to maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Company and such Subsidiary. The Company shall, subject to applicable laws, permit, and shall cause each Subsidiary to permit, representatives and independent contractors of the Agent or any Bank to visit and inspect any of their respective properties, to examine their respective corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss their respective affairs, finances and accounts with their respective directors, officers, and independent public accountants, all at the expense of the Company and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Company; provided, however, when an Event of Default exists the Agent or any Bank may do any of the foregoing at the expense of the Company at any time during normal business hours and without advance notice.

        VI.11 Environmental Laws. The Company shall, and shall cause each Subsidiary to, conduct its operations and keep and maintain its property in compliance with all Environmental Laws, except to the extent the failure to do so could not be reasonably expected to have a Material Adverse Effect.

        VI.12 Use of Proceeds. The Company shall use the proceeds of the Loans for working capital and other general corporate purposes not in contravention of any Requirement of Law or this Agreement.

                                   ARTICLE VII

                               NEGATIVE COVENANTS

        So long as any Bank shall have any Commitment hereunder, or any Loan or other Obligation shall remain unpaid or unsatisfied, unless the Majority Banks waive compliance in writing:

        VII.1 Limitation on Liens. The Company shall not, and shall not suffer or permit any Subsidiary to, directly or indirectly, make, create, incur, assume or suffer to exist any Lien upon or with respect to any part of its property, whether now owned or hereafter acquired, other than the following ("Permitted Liens"):

                  (a) Liens created or assumed in the ordinary course of the banking or financial services business of any Subsidiary or of the Company;

                  (b) Liens for taxes, fees, assessments or other governmental charges which are not delinquent or remain payable without penalty, or to the extent that non-payment thereof is permitted by Section 6.7, provided that no notice of lien has been filed or recorded under the Code;

                  (c) carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other similar Liens arising in the ordinary course of business which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property subject thereto;

                  (d) Liens (other than any Lien imposed by ERISA) consisting of pledges or deposits required in the ordinary course of business in connection with workers' compensation, unemployment insurance and other social security legislation;

                  (e) Liens consisting of judgment or judicial attachment liens, provided that the enforcement of such Liens is effectively stayed and all such liens in the aggregate at any time outstanding for the Company and its Subsidiaries do not exceed $5,000,000;

                  (f) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the businesses of the Company and its Subsidiaries; and

                  (g) Liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; provided that (i) such deposit account is not a dedicated cash collateral account and is not subject to restrictions against access by the Company in excess of those set forth by regulations promulgated by the FRB, and (ii) such deposit account is not intended by the Company or any Subsidiary to provide collateral to the depository institutions; and

                  (h) Additional Liens securing Indebtedness aggregating not in excess of $2,000,000.

        VII.2 Business Activities. The Company will not, and will not permit any of its Subsidiaries to, engage in any business activities other than activities permitted for bank holding companies or national banking associations under applicable law.

        VII.3 Disposition of Assets. The Company shall not, and shall not suffer or permit any Subsidiary to, directly or indirectly, sell, assign, lease, convey, transfer or otherwise dispose of (whether in one or a series of transactions) any material portions of its assets, except to the extent such actions could not reasonably be expected to have a Material Adverse Effect.

         VII.4 Financial Condition. At any time when the Company is not Well-Capitalized, the Company will not permit:

                  (a) Its ratio of (i) consolidated Tier One Capital plus consolidated Tier Two Capital to (ii) Risk-Weighted Assets to be less than 9.0%.

                  (b) Its ratio of consolidated Tier One Capital to Risk-Weighted Assets to be less than 5.0%.

                  (c) Its consolidated net worth to be less than $225,000,000 plus the sum of (i) 50% of consolidated net income from December 31, 1996 to the date of any calculation hereunder (without giving effect to any loss in any fiscal quarter) and (ii) the net proceeds of any equity issuance by the Company (or any Subsidiary) after the date hereof.

                  (d) Its consolidated Non-Performing Ratio to be greater than 3.0%.

                  (e) Its Double Leverage Ratio to be greater than 1.15 to 1.

                  (f) Its Leverage Ratio to be less than 6.0%.

        VII.5 Transactions with Affiliates. The Company shall not, and shall not suffer or permit any Subsidiary to, enter into any transaction with any Affiliate of the Company, except upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would obtain in a comparable arm's-length transaction with a Person not an Affiliate of the Company or such Subsidiary.

        VII.6 Use of Proceeds. The Company shall not, and shall not suffer or permit any Subsidiary to, use any portion of the Loan proceeds, directly or indirectly, (i) to purchase or carry Margin Stock, (ii) to repay or otherwise refinance indebtedness of the Company or others incurred to purchase or carry Margin Stock, (iii) to extend credit for the purpose of purchasing or carrying any Margin Stock, (iv) to purchase any stock unless approved by the board of directors of the company being acquired, or (v) to acquire any security in any transaction that is subject to Section 13 or 14 of the Exchange Act.

        VII.7 ERISA. The Company shall not, and shall not suffer or permit any of its ERISA Affiliates to: (a) engage in a prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably expected to result in liability of the Company in an aggregate amount in excess of $5,000,000; or (b) engage in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

        VII.8 Change in Business. The Company shall not, and shall not suffer or permit any Subsidiary to, engage in any line of business material to the Company and its Subsidiaries taken as a whole, substantially different from those lines of business carried on by the Company and its Subsidiaries on the date hereof.

        VII.9 Accounting Changes. The Company shall not, and shall not suffer or permit any Subsidiary to, make any significant change in accounting treatment or reporting practices, except as required by GAAP, or change the fiscal year of the Company or of any Subsidiary.

                                  ARTICLE VIII

                                EVENTS OF DEFAULT

        VIII.1 Event of Default. Any of the following shall constitute an "Event of Default":

                  (a) Non-Payment. The Company fails to pay, (i) when and as required to be paid herein, any amount of principal of any Loan, or (ii) within two days after the same becomes due, any interest, fee or any other amount payable hereunder or under any other Loan Document; or

                  (b) Representation or Warranty. Any representation or warranty by the Company or any Subsidiary made or deemed made herein, in any other Loan Document, or which is contained in any certificate, document or financial or other statement by the Company, any Subsidiary, or any Responsible Officer, furnished at any time under this Agreement, or in or under any other Loan Document, is incorrect in any material respect on or as of the date made or deemed made; or

                  (c) Specific Defaults. The Company fails to perform or observe any term, covenant or agreement contained in any of Section 6.3; or

                  (d) Other Defaults. The Company fails to perform or observe any other term or covenant contained in this Agreement or any other Loan Document, and such default shall continue unremedied for a period of 30 days (or in the case of failure to perform or observe any term, convenant or agreement contained in Section 6.1 or 6.2, 5 days) after the date upon which written notice thereof is given to the Company by the Agent or any Bank; or

                  (e) Cross-Default. The Company or any Subsidiary (i) fails to make any payment in respect of any Indebtedness or Contingent Obligation having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than $5,000,000 when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) and such failure continues after the applicable grace or notice period, if any, specified in the relevant document on the date of such failure; or (ii) fails to perform or observe any other condition or covenant, or any other event shall occur or condition exist, under any agreement or instrument relating to any such Indebtedness or Contingent Obligation, and such failure continues after the applicable grace or notice period, if any, specified in the relevant document on the date of such failure if the effect of such failure, event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause such Indebtedness to be declared to be due and payable prior to its stated maturity, or such Contingent Obligation to become payable or cash collateral in respect thereof to be demanded; or

                  (f) Insolvency; Voluntary Proceedings. The Company or any Subsidiary (i) ceases or fails to be solvent, or generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any, whether at stated maturity or otherwise; (ii) voluntarily ceases to conduct its business in the ordinary course; (iii) commences any Insolvency Proceeding with respect to itself; or (iv) takes any action to effectuate or authorize any of the foregoing, except any of the foregoing, as to a Subsidiary or Subsidiaries, shall not constitute an Event of Default if it would not be reasonably expected to have a Material Adverse Effect; or

                  (g) Involuntary Proceedings. (i) Any involuntary Insolvency Proceeding is commenced or filed against the Company or any Subsidiary, or any writ, judgment, warrant of attachment, execution or similar process, is issued or levied against a substantial part of the Company's or any Subsidiary's properties, and any such proceeding or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded within 60 days after commencement, filing or levy; (ii) the Company or any Subsidiary admits the material allegations of a petition against it in any Insolvency Proceeding, or an order for relief (or similar order under non-U.S. law) is ordered in any Insolvency Proceeding; or (iii) the Company or any Subsidiary acquiesces in the appointment of a receiver, trustee, custodian, conservator, liquidator, mortgagee in possession (or agent therefor), or other similar Person for itself or a substantial portion of its property or business, except any of the foregoing, as to a Subsidiary or Subsidiaries, shall not constitute an Event of Default if it would not be reasonably expected to have a Material Adverse Effect; or

                (h) ERISA. (i) An ERISA Event shall occur with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of the Company under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of $5,000,000; (ii) the aggregate amount of Unfunded Pension Liability among all Pension Plans at any time exceeds $5,000,000; or (iii) the Company or any ERISA Affiliate shall fail to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of $5,000,000; or

                (i) Monetary Judgments. One or more non-interlocutory judgments, non-interlocutory orders, decrees or arbitration awards is entered against the Company or any Subsidiary involving in the aggregate a liability (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage) as to any single or related series of transactions, incidents or conditions, of $5,000,000 or more, and the same shall remain unsatisfied, unvacated and unstayed pending appeal for a period of 10 days after the entry thereof; or

                (j) Non-Monetary Judgments. Any non-monetary judgment, order or decree is entered against the Company or any Subsidiary which does or would reasonably be expected to have a Material Adverse Effect, and there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

                (k) Change of Control. There occurs any Change of Control; or

                (l) Loss of Licenses. Any Governmental Authority revokes or fails to renew any material license, permit or franchise of the Company or any Subsidiary, or the Company or any Subsidiary for any reason loses any material license, permit or franchise, or the Company or any Subsidiary suffers the imposition of any restraining order, escrow, suspension or impound of funds in connection with any proceeding (judicial or administrative) with respect to any material license, permit or franchise, except any of the foregoing, as to a Subsidiary or Subsidiaries, shall not constitute an Event of Default if it would not reasonably be expected to have a Material Adverse Effect.

         VIII.2 Remedies. If any Event of Default occurs, the Agent shall, at the request of, or may, with the consent of, the Majority Banks,

                (a) declare the commitment of each Bank to make Loans to be terminated, whereupon such commitments shall be terminated;

                (b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Company; and

                (c) exercise on behalf of itself and the Banks all rights and remedies available to it and the Banks under the Loan Documents or applicable law;

provided, however, that upon the occurrence of any event specified in subsection
(f) or (g) of Section 8.1 (in the case of clause (i) of subsection (g) upon the expiration of the 60-day period mentioned therein), the obligation of each Bank to make Loans shall automatically terminate and the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable without further act of the Agent or any Bank.

        VIII.3 Rights Not Exclusive. The rights provided for in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement now existing or hereafter arising.

                                   ARTICLE IX

                                    THE AGENT

        IX.1 Appointment and Authorization. Each Bank hereby irrevocably (subject to Section 9.9) appoints, designates and authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent.

        IX.2 Delegation of Duties. The Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

        IX.3 Liability of Agent. None of the Agent-Related Persons shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Banks for any recital, statement, representation or warranty made by the Company or any Subsidiary or Affiliate of the Company, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of the Company or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Company or any of the Company's Subsidiaries or Affiliates.

        IX.4 Reliance by Agent. (a) The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Company), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Majority Banks as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Majority Banks and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Banks.

                (b) For purposes of determining compliance with the conditions specified in Section 4.1, each Bank that has executed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Agent to such Bank for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to the Bank.

        IX.5 Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Agent for the account of the Banks, unless the Agent shall have received written notice from a Bank or the Company referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". The Agent will notify the Banks of its receipt of any such notice. The Agent shall take such action with respect to such Default or Event of Default as may be requested by the Majority Banks in accordance with Article VIII; provided, however, that unless and until the Agent has received any such request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Banks.

        IX.6 Credit Decision. Each Bank acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by the Agent hereinafter taken, including any review of the affairs of the Company and its Subsidiaries, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Bank. Each Bank represents to the Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Company and its Subsidiaries, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Company hereunder. Each Bank also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Company. Except for notices, reports and other documents expressly herein required to be furnished to the Banks by the Agent, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Company which may come into the possession of any of the Agent-Related Persons.

        IX.7 Indemnification. Whether or not the transactions contemplated hereby are consummated, the Banks shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Company and without limiting the obligation of the Company to do so), pro rata, from and against any and all Indemnified Liabilities; provided, however, that no Bank shall be liable for the payment to the Agent-Related Persons of any portion of such Indemnified Liabilities resulting solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Bank shall reimburse the Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Company. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of the Agent.

        IX.8 Agent in Individual Capacity. BofA and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Company and its Subsidiaries and Affiliates as though BofA were not the Agent hereunder and without notice to or consent of the Banks. The Banks acknowledge that, pursuant to such activities, BofA or its Affiliates may receive information regarding the Company or its Affiliates (including information that may be subject to confidentiality obligations in favor of the Company or such Subsidiary) and acknowledge that the Agent shall be under no obligation to provide such information to them. With respect to its Loans, BofA shall have the same rights and powers under this Agreement as any other Bank and may exercise the same as though it were not the Agent, and the terms "Bank" and "Banks" include BofA in its individual capacity.

        IX.9 Successor Agent. The Agent may resign as Agent upon 30 days' notice to the Banks. If the Agent resigns under this Agreement, the Majority Banks shall appoint from among the Banks a successor agent for the Banks. If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Banks and the Company, a successor agent from among the Banks. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article IX and Sections 10.4 and 10.5 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor agent has accepted appointment as Agent by the date which is 30 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Banks shall perform all of the duties of the Agent hereunder until such time, if any, as the Majority Banks appoint a successor agent as provided for above.

        IX.10 Withholding Tax. (a) If any Bank is a "foreign corporation, partnership or trust" within the meaning of the Code and such Bank claims exemption from, or a reduction of, U.S. withholding tax under Sections 1441 or 1442 of the Code, such Bank agrees with and in favor of the Agent, to deliver to the Agent:

                         (i) if such Bank claims an exemption from, or a reduction of, withholding tax under a United States tax treaty, properly completed IRS Forms 1001 and W-8 before the payment of any interest in the first calendar year and before the payment of any interest in each third succeeding calendar year during which interest may be paid under this Agreement;

                         (ii) if such Bank claims that interest paid under this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Bank, two properly completed and executed copies of IRS Form 4224 before the payment of any interest is due in the first taxable year of such Bank and in each succeeding taxable year of such Bank during which interest may be paid under this Agreement, and IRS Form W-9; and

                          (iii) such other form or forms as may be required under the Code or other laws of the United States as a condition to exemption from, or reduction of, United States withholding tax.

Such Bank agrees to promptly notify the Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

                (b) If any Bank claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing IRS Form 1001 and such Bank sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Company to such Bank, such Bank agrees to notify the Agent of the percentage amount in which it is no longer the beneficial owner of Obligations of the Company to such Bank. To the extent of such percentage amount, the Agent will treat such Bank's IRS Form 1001 as no longer valid.

                (c) If any Bank claiming exemption from United States withholding tax by filing IRS Form 4224 with the Agent sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Company to such Bank, such Bank agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

                (d) If any Bank is entitled to a reduction in the applicable withholding tax, the Agent may withhold from any interest payment to such Bank an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by subsection (a) of this Section are not delivered to the Agent, then the Agent may withhold from any interest payment to such Bank not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

                (e) If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that the Agent did not properly withhold tax from amounts paid to or for the account of any Bank (because the appropriate form was not delivered, was not properly executed, or because such Bank failed to notify the Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Bank shall indemnify the Agent fully for all amounts paid, directly or indirectly, by the Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Agent under this Section, together with all costs and expenses (including Attorney Costs). The obligation of the Banks under this subsection shall survive the payment of all Obligations and the resignation or replacement of the Agent.

                                    ARTICLE X

                                  MISCELLANEOUS

        X.1 Amendments and Waivers. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by the Company therefrom, shall be effective unless the same shall be in writing and signed by the Majority Banks (or by the Agent at the written request of the Majority Banks) and the Company and acknowledged by the Agent, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment, or consent shall, unless in writing and signed by all the Banks and the Company and acknowledged by the Agent, do any of the following:

                (a) increase or extend the Commitment of any Bank (or reinstate any Commitment terminated pursuant to Section 8.2);

                (b) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Banks (or any of them) hereunder or under any other Loan Document;

                (c) reduce the principal of, or the rate of interest specified herein on any Loan, or (subject to clause (ii) below) any fees or other amounts payable hereunder or under any other Loan Document;

                (d) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which is required for the Banks or any of them to take any action hereunder; or

                (e) amend this Section, or Section 2.14, or any provision herein providing for consent or other action by all Banks;

and, provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the Agent in addition to the Majority Banks or all the Banks, as the case may be, affect the rights or duties of the Agent under this Agreement or any other Loan Document, and (ii) the Fee Letters may be amended, or rights or privileges thereunder waived, in a writing executed by the parties thereto.

        X.2 Notices. (a) All notices, requests and other communications shall be in writing (including, unless the context expressly otherwise provides, by facsimile transmission, provided that any matter transmitted by the Company by facsimile (i) shall be immediately confirmed by a telephone call to the recipient at the number specified on Schedule 10.2, and (ii) shall be followed promptly by delivery of a hard copy original thereof) and mailed, faxed or delivered, to the address or facsimile number specified for notices on Schedule 10.2; or, as directed to the Company or the Agent, to such other address as shall be designated by such party in a written notice to the other parties, and as directed to any other party, at such other address as shall be designated by such party in a written notice to the Company and the Agent.

                (b) All such notices, requests and communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered for overnight (next-day) delivery, or transmitted in legible form by facsimile machine, respectively, or if mailed, upon the third Business Day after the date deposited into the U.S. mail, or if delivered, upon delivery; except that notices pursuant to Article II or IX shall not be effective until actually received by the Agent.

                (c) Any agreement of the Agent and the Banks herein to receive certain notices by telephone or facsimile is solely for the convenience and at the request of the Company. The Agent and the Banks shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the Company to give such notice and the Agent and the Banks shall not have any liability to the Company or other Person on account of any action taken or not taken by the Agent or the Banks in reliance upon such telephonic or facsimile notice. The obligation of the Company to repay the Loans shall not be affected in any way or to any extent by any failure by the Agent and the Banks to receive written confirmation of any telephonic or facsimile notice or the receipt by the Agent and the Banks of a confirmation which is at variance with the terms understood by the Agent and the Banks to be contained in the telephonic or facsimile notice.

        X.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Agent or any Bank, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

        X.4  Costs and Expenses.  The Company shall:

                (a) whether or not the transactions contemplated hereby are consummated, pay or reimburse BofA (including in its capacity as Agent) within five Business Days after demand (subject to subsection 4.1(e)) for all costs and expenses incurred by BofA (including in its capacity as Agent) in connection with the development, preparation, delivery, administration and execution of, and any amendment, supplement, waiver or modification to (in each case, whether or not consummated), this Agreement, any Loan Document and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby, including reasonable Attorney Costs incurred by BofA (including in its capacity as Agent) with respect thereto; and

                (b) pay or reimburse the Agent and each Bank within five Business Days after demand (subject to subsection 4.1(e)) for all costs and expenses (including reasonable Attorney Costs) incurred by them in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or any other Loan Document during the existence of an Event of Default or after acceleration of the Loans (including in connection with any "workout" or restructuring regarding the Loans, and including in any Insolvency Proceeding or appellate proceeding).

        X.5 Indemnity. Whether or not the transactions contemplated hereby are consummated, the Company shall indemnify and hold the Agent-Related Persons, and each Bank and each of its respective officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "Indemnified Person") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Loans and the termination, resignation or replacement of the Agent or replacement of any Bank) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any Insolvency Proceeding or appellate proceeding) related to or arising out of this Agreement or the Loans or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided, that the Company shall have no obligation hereunder (i) to any Indemnified Person with respect to Indemnified Liabilities resulting from the gross negligence or willful misconduct of such Indemnified Person or (ii) to any Bank in respect of a dispute with another Bank (other than the Agent). The agreements in this Section shall survive payment of all other Obligations. The indemnity set forth in this Section 10.5 shall supersede the indemnity set forth in the commitment letter dated August 18, 1997.

        X.6 Payments Set Aside. To the extent that the Company makes a payment to the Agent or the Banks, or the Agent or the Banks exercise their right of set-off, and such payment or the proceeds of such set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Agent or such Bank in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any Insolvency Proceeding or otherwise, then (a) to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Bank severally agrees to pay to the Agent upon demand its pro rata share of any amount so recovered from or repaid by the Agent.

        X.7 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Company may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Agent and each Bank.

        X.8 Assignments, Participations, etc. (a) Any Bank may, with the written consent of the Company at all times other than during the existence of an Event of Default and the Agent, which consents shall not be unreasonably withheld, at any time assign and delegate to one or more Eligible Assignees (provided that no written consent of the Company or the Agent shall be required in connection with any assignment and delegation by a Bank to an Eligible Assignee that is an Affiliate of such Bank) (each an "Assignee") all, or any ratable part of all, of the Loans, the Commitments and the other rights and obligations of such Bank hereunder, in a minimum amount of $5,000,000; provided, however, that the Company and the Agent may continue to deal solely and directly with such Bank in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Company and the Agent by such Bank and the Assignee; (ii) such Bank and its Assignee shall have delivered to the Company and the Agent an Assignment and Acceptance in the form of Exhibit E ("Assignment and Acceptance") together with any Note or Notes subject to such assignment and (iii) the assignor Bank or Assignee has paid to the Agent a processing fee in the amount of $2,500.

                (b) From and after the date that the Agent notifies the assignor Bank that it has received an executed Assignment and Acceptance and payment of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Bank under the Loan Documents, and (ii) the assignor Bank shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Documents.

                (c) Within five Business Days after its receipt of notice by the Agent that it has received an executed Assignment and Acceptance and payment of the processing fee, (and provided that it consents to such assignment in accordance with subsection 10.8(a)), the Company shall execute and deliver to the Agent, new Notes evidencing such Assignee's assigned Loans and Commitment and, if the assignor Bank has retained a portion of its Loans and its Commitment, replacement Notes in the principal amount of the Loans retained by the assignor Bank (such Notes to be in exchange for, but not in payment of, the Notes held by such Bank). Immediately upon each Assignee's making its processing fee payment under the Assignment and Acceptance, this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitment allocated to each Assignee shall reduce such Commitments of the assigning Bank pro tanto.

                (d) Any Bank may at any time sell to one or more commercial banks or other Persons not Affiliates of the Company (a "Participant") participating interests in any Loans, the Commitment of that Bank and the other interests of that Bank (the "originating Bank") hereunder and under the other Loan Documents; provided, however, that (i) the originating Bank's obligations under this Agreement shall remain unchanged, (ii) the originating Bank shall remain solely responsible for the performance of such obligations, (iii) the Company and the Agent shall continue to deal solely and directly with the originating Bank in connection with the originating Bank's rights and obligations under this Agreement and the other Loan Documents, and (iv) no Bank shall transfer or grant any participating interest under which the Participant has rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment, consent or waiver would require unanimous consent of the Banks as described in the first proviso to Section 10.1. In the case of any such participation, the Participant shall be entitled to the benefit of Sections 3.1,
3.3 and 10.5 as though it were also a Bank hereunder, and if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Bank under this Agreement.

                (e) Notwithstanding any other provision in this Agreement, any Bank may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement and the Note held by it in favor of any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR ss.203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

        X.9 Confidentiality. Each Bank agrees to take and to cause its Affiliates to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information identified as "confidential" or "secret" by the Company and provided to it by the Company or any Subsidiary, or by the Agent on such Company's or Subsidiary's behalf, under this Agreement or any other Loan Document, and neither it nor any of its Affiliates shall use any such information other than in connection with or in enforcement of this Agreement and the other Loan Documents or in connection with other business now or hereafter existing or contemplated with the Company or any Subsidiary; except to the extent such information (i) was or becomes generally available to the public other than as a result of disclosure by the Bank, or (ii) was or becomes available on a non-confidential basis from a source other than the Company, provided that such source is not bound by a confidentiality agreement with the Company known to the Bank; provided, however, that any Bank may disclose such information (A) at the request or pursuant to any requirement of any Governmental Authority to which the Bank is subject or in connection with an examination of such Bank by any such authority; (B) pursuant to subpoena or other court process; (C) when required to do so in accordance with the provisions of any applicable Requirement of Law; (D) to the extent reasonably required in connection with any litigation or proceeding to which the Agent, any Bank or their respective Affiliates may be party; (E) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document; (F) to such Bank's independent auditors and other professional advisors; (G) to any Participant or Assignee, actual or potential, provided that such Person agrees in writing to keep such information confidential to the same extent required of the Banks hereunder; (H) as to any Bank or its Affiliate, as expressly permitted under the terms of any other document or agreement regarding confidentiality to which the Company or any Subsidiary is party or is deemed party with such Bank or such Affiliate; and (I) to its Affiliates.

        X.10 Set-off. In addition to any rights and remedies of the Banks provided by law, if an Event of Default exists or the Loans have been accelerated, each Bank is authorized at any time and from time to time, without prior notice to the Company, any such notice being waived by the Company to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Bank to or for the credit or the account of the Company against any and all Obligations owing to such Bank, now or hereafter existing, irrespective of whether or not the Agent or such Bank shall have made demand under this Agreement or any Loan Document and although such Obligations may be contingent or unmatured. Each Bank agrees promptly to notify the Company and the Agent after any such set-off and application made by such Bank; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

        X.11 Automatic Debits of Fees. With respect to any fee, or any other cost or expense (including Attorney Costs) due and payable to the Agent or BofA under the Loan Documents, the Company hereby irrevocably authorizes BofA to debit any deposit account of the Company with BofA in an amount such that the aggregate amount debited from all such deposit accounts does not exceed such fee or other cost or expense. If there are insufficient funds in such deposit accounts to cover the amount of the fee or other cost or expense then due, such debits will be reversed (in whole or in part, in BofA's sole discretion) and such amount not debited shall be deemed to be unpaid. No such debit under this Section shall be deemed a set-off.

        X.12 Notification of Addresses, Lending Offices, Etc. Each Bank shall notify the Agent in writing of any changes in the address to which notices to the Bank should be directed, of addresses of any Lending Office, of payment instructions in respect of all payments to be made to it hereunder and of such other administrative information as the Agent shall reasonably request.

        X.13 Counterparts. This Agreement may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

        X.14 Severability. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

        X.15 No Third Parties Benefited. This Agreement is made and entered into for the sole protection and legal benefit of the Company, the Banks, the Agent and the Agent-Related Persons, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents.

        X.16 Governing Law and Jurisdiction. (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF ILLINOIS; PROVIDED THAT THE AGENT AND THE BANKS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

                (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF ILLINOIS OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF ILLINOIS, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE COMPANY, THE AGENT AND THE BANKS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE COMPANY, THE AGENT AND THE BANKS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. THE COMPANY, THE AGENT AND THE BANKS EACH WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY ILLINOIS LAW.

        X.17 Waiver of Jury Trial. THE COMPANY, THE BANKS AND THE AGENT EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE COMPANY, THE BANKS AND THE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

        X.18 Entire Agreement. This Agreement, together with the other Loan Documents, embodies the entire agreement and understanding among the Company, the Banks and the Agent, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                           BREMER FINANCIAL CORPORATION


                           By:  /s/ Robert B. Buck
                               ----------------------------------------------

                           Title:  Chief Financial Officer

                           By:
                               ----------------------

                           Title:
                                  -------------------

                           BANK OF AMERICA NATIONAL TRUST
                           AND SAVINGS ASSOCIATION,
                           as Agent

                           By:   /s/ Emilia M. Barton
                               ---------------------------------------------

                           Title:   Vice President

                           BANK OF AMERICA NATIONAL TRUST
                           AND SAVINGS ASSOCIATION, as a Bank


                           By:    /s/  Jennings F. Werner
                               --------------------------------------------

                           Title: Managing Director

                           MELLON BANK, N.A.,
                           as a Bank

                           By: /s/ Geoffrey L. Callahan

                           Title: Senior Vice President

                           U.S. BANK NATIONAL ASSOCIATION,
                           as a Bank

                           By:   /s/ Mark A. Bagley
                               ---------------------------------

                           Title: Vice President

                       FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of June 19, 1998 (this "Amendment"), amends the Credit Agreement, dated as of October 21, 1997 (the "Credit Agreement"), among Bremer Financial Corporation, a Minnesota corporation (the "Company"), the various financial institutions parties thereto (collectively, the "Banks") and Bank of America National Trust and Savings Association, as agent (the "Agent") for the Banks. Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

         WHEREAS, the parties hereto have entered into the Credit Agreement, which provides for the Banks to extend certain credit facilities to the Company from time to time; and

         WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

         SECTION 1 AMENDMENT. Effective as of June 19, 1998, Schedule 2.1 to the Credit Agreement shall be amended to state in its entirety as set forth in
Schedule 2.1 hereto.

         SECTION 2 CONDITIONS PRECEDENT. This Amendment shall become effective when each of the conditions precedent set forth in this Section 2 shall have been satisfied, and notice thereof shall have been given by the Agent to the Company and the Banks.

         SECTION 2.1 Receipt of Documents. The Agent shall have received all of the following documents duly executed, dated the date hereof or such other date as shall be acceptable to the Agent, and in form and substance satisfactory to the Agent:

                  (a) Amendment. This Amendment, duly executed by the Company, the Agent and the Banks.

                  (b) Replacement Notes. Replacement notes (the "Replacement Notes") of the Company payable to the Banks in the amounts of their revised Commitments.

                  (c) Secretary's Certificate. A certificate of the secretary or an assistant secretary of the Company, as to (i) resolutions of the Board of Directors of the Company then in full force and effect authorizing the execution, delivery and performance of this Amendment and each other document described herein, and (ii) the incumbency and signatures of those officers of the Company authorized to act with respect to this Amendment and each other document described herein.

                  (d) Opinion of Counsel. An opinion, addressed to the Agent and the Banks, from Winthrop & Weinstine, counsel to the Company.


         SECTION 2.2 Compliance with Warranties, No Default, etc. Both before and after giving effect to the effectiveness of this Amendment, the following statements by the Company shall be true and correct (and the Company, by its execution of this Amendment, hereby represents and warrants to the Agent and each Bank that such statements are true and correct as at such times):

                  (a) the representations and warranties set forth in Article V of the Credit Agreement shall be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); and

                  (b) no Default or Event of Default shall have then occurred.

         SECTION 3 REPRESENTATIONS AND WARRANTIES. To induce the Banks and the Agent to enter into this Amendment, the Company represents and warrants the Agent and each Bank as follows:

         SECTION 3.1 Due Authorization, Non-Contravention, etc. The execution, delivery and performance by the Company of this Amendment and the Replacement Notes are within the Company's corporate powers, have been duly authorized by all necessary corporate action, and do not

                  (a) contravene the Company's Organization Documents;

                  (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Company; or

                  (c) result in, or require the creation or imposition of, any Lien on any of the Company's properties.

         SECTION 3.2 Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Company of this Amendment or the Replacement Notes.

         SECTION 3.3 Validity, etc. This Amendment and the Replacement Notes constitute the legal, valid and binding obligation of the Company enforceable in accordance with their respective terms.

         SECTION 4  MISCELLANEOUS.

         SECTION 4.1 Continuing Effectiveness, etc. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, shall remain in full force and effect and is hereby ratified, approved and confirmed in each and every respect. After the effectiveness of this Amendment in accordance with its terms, all references to the Credit Agreement in the Loan Documents or in any other document, instrument, agreement or writing shall be deemed to refer to the Credit Agreement as amended hereby.

         SECTION 4.2 Payment of Costs and Expenses. The Company agrees to pay on demand all expenses of the Agent (including the fees and out-of-pocket expenses of counsel to the Agent who may be employees of the Agent) in connection with the negotiation, preparation, execution and delivery of this Amendment.

         SECTION 4.3 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 4.4 Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

         SECTION 4.5 Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SECTION 4.6 Governing Law. THIS AMENDMENT AND THE REPLACEMENT NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF ILLINOIS.

         SECTION 4.7 Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                               BREMER FINANCIAL CORPORATION


                               By  /s/ Robert B. Buck
                                   Title: Chief Financial Officer


                               BANK OF AMERICA NATIONAL TRUST
                                ASSOCIATION, as Agent

                               By_____________________________
                                   Title:________________________


                               BANK OF AMERICA NATIONAL TRUST
                                AND SAVINGS ASSOCIATION


                               By ____________________________
                                   Title:_______________________


                               MELLON BANK, N.A.


                               By_____________________________
                                   Title:________________________


                               U.S. BANK NATIONAL ASSOCIATION


                               By_____________________________
                                   Title:________________________

                      SECOND AMENDMENT TO CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of October 20, 1998 (this "Amendment"), amends the Credit Agreement, dated as of October 21, 1997 (as heretofore amended, the "Credit Agreement"), among Bremer Financial Corporation, a Minnesota corporation (the "Company"), the various financial institutions parties thereto (collectively, the "Banks") and Bank of America National Trust and Savings Association, as agent (the "Agent") for the Banks. Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

         WHEREAS, the parties hereto have entered into the Credit Agreement, which provides for the Banks to extend certain credit facilities to the Company from time to time; and

         WHEREAS, the parties hereto desire to amend the Credit Agreement to extend the term thereof;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

         SECTION 1 AMENDMENT. Effective as of October 20, 1998, the definition of "Termination Date" in Section 1.1 of the Credit Agreement is hereby amended by the deletion of the date "October 20, 1998" and the substitution therefor of the date "October 19, 1999".

         SECTION 2 CONDITIONS PRECEDENT. This Amendment shall become effective when each of the conditions precedent set forth in this Section 2 shall have been satisfied, and notice thereof shall have been given by the Agent to the Company and the Banks.

         SECTION 2.1 Receipt of Documents. The Agent shall have received all of the following documents duly executed, dated the date hereof or such other date as shall be acceptable to the Agent, and in form and substance satisfactory to the Agent:

                  (a) Amendment. This Amendment, duly executed by the Company, the Agent and the Banks.

                  (b) Secretary's Certificate. A certificate of the secretary or an assistant secretary of the Company, as to (i) resolutions of the Board of Directors of the Company then in full force and effect authorizing the execution, delivery and performance of this Amendment, and (ii) the incumbency and signatures of those officers of the Company authorized to act with respect to this Amendment.

         SECTION 2.2 Compliance with Warranties, No Default, etc. Both before and after giving effect to the effectiveness of this Amendment, the following statements by the Company shall be true and correct (and the Company, by its execution of this Amendment, hereby represents and warrants to the Agent and each Bank that such statements are true and correct as at such times):

                  (a) the representations and warranties set forth in Article V of the Credit Agreement shall be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); and

                  (b) no Default or Event of Default shall have then occurred.

         SECTION 3 REPRESENTATIONS AND WARRANTIES. To induce the Banks and the Agent to enter into this Amendment, the Company represents and warrants the Agent and each Bank as follows:

         SECTION 3.1 Due Authorization, Non-Contravention, etc. The execution, delivery and performance by the Company of this Amendment are within the Company's corporate powers, have been duly authorized by all necessary corporate action, and do not

                  (a) contravene the Company's Organization Documents;

                  (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Company; or

                  (c) result in, or require the creation or imposition of, any Lien on any of the Company's properties.

         SECTION 3.2 Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Company of this Amendment.

         SECTION 3.3 Validity, etc. This Amendment constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms.

         SECTION 4  MISCELLANEOUS.

         SECTION 4.1 Continuing Effectiveness, etc. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, shall remain in full force and effect and is hereby ratified, approved and confirmed in each and every respect. After the effectiveness of this Amendment in accordance with its terms, all references to the Credit Agreement in the Loan Documents or in any other document, instrument, agreement or writing shall be deemed to refer to the Credit Agreement as amended hereby.

         SECTION 4.2 Payment of Costs and Expenses. The Company agrees to pay on demand all expenses of the Agent (including the fees and out-of-pocket expenses of counsel to the Agent who may be employees of the Agent) in connection with the negotiation, preparation, execution and delivery of this Amendment.

         SECTION 4.3 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 4.4 Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

         SECTION 4.5 Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SECTION 4.6 Governing Law. THIS AMENDMENT AND THE REPLACEMENT NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF ILLINOIS.

         SECTION 4.7 Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                   BREMER FINANCIAL CORPORATION


                                   By  /s/ Robert B. Buck
                                       Title: Chief Financial Officer


                                   BANK OF AMERICA NATIONAL TRUST
                                    AND SAVINGS ASSOCIATION,
                                    as Agent

                                   By______________________________
                                       Title:________________________


                                   BANK OF AMERICA NATIONAL TRUST
                                    AND SAVINGS ASSOCIATION


                                   By______________________________
                                       Title:________________________


                                   MELLON BANK, N.A.


                                   By______________________________
                                       Title:________________________


                                   U.S. BANK NATIONAL ASSOCIATION


                                   By______________________________
                                       Title:________________________

                       THIRD AMENDMENT TO CREDIT AGREEMENT

         THIS THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of January 15, 1999 (this "Amendment"), amends the Credit Agreement, dated as of October 21, 1997 (as heretofore amended, the "Credit Agreement"), among Bremer Financial Corporation, a Minnesota corporation ("the "Company"), the various financial institutions parties thereto (collectively, the "Banks") and Bank of America National Trust and Savings Association, as agent (the "Agent") for the Banks. Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

         WHEREAS, the parties hereto have entered into the Credit Agreement, which provides for the Banks to extend certain credit facilities to the Company from time to time; and

         WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

         SECTION 1 AMENDMENTS. Effective as of January 15, 1999, the Credit Agreement shall be amended in accordance with Sections 1.1 through 1.10 below.

         SECTION 1.1 Applicable Margin. Section 1.1 of the Credit Agreement is hereby amended by restating the definition of Applicable Margin to read in its entirety as follows:

                  "'Applicable Margin' means

                           (i)  with respect to Base Rate Loans, 0%; and

                           (ii)  with respect to Offshore Rate Loans,

                                    (A) at any time that the Company is
                           Well-Capitalized, determined by reference to the following schedule:

                           Outstanding Loans expressed
                             as a Percentage of the
                                 Commitment Amount                                      Margin
                                 -----------------                                      ------

                           Less than 66 2/3%          0.375%

                           Greater than or equal to 66 2/3%                         0.50%; and

                                    (B) at any time that the Company is not
                           Well-Capitalized, determined by reference to the following schedule:

                           Outstanding Loans expressed
                             as a Percentage of the
                                 Commitment Amount                                      Margin
                                 -----------------                                      ------

                           Less than 25%                                        0.50%

                           Greater than or equal to
                           25% but less than 50%                                    0.75%

                           Greater than or equal to
                           50% but less than 75%                                    1.00%

                           Greater than or equal to 75%                                 1.25%."

         SECTION 1.2 Consolidated Net Worth--Definition. Section 1.1 of the Credit Agreement is hereby amended by adding the following definition in appropriate alphabetical order:

                  "'Consolidated Net Worth' means at any date all amounts which would be included under shareholder's equity, including Redeemable Class A Common Stock, on a balance sheet of the Company and its consolidated subsidiaries on such date, determined on a consolidated basis in accordance with GAAP; provided, however, that any trust preferred securities reflected on the Company's consolidated balance sheet shall be included in Consolidated Net Worth to the extent, but only to the extent, that the amount thereof (i) constitutes Tier 1 Capital and (ii) does not represent more than 25% of the total amount of Tier 1 Capital of the Company."

         SECTION 1.3 Consolidated Net Worth. The definition of "Double Leverage Ratio" in Section 1.1 of the Credit Agreement is hereby amended by the deletion of the phrase "consolidated net worth" and the substitution therefor of the phrase "Consolidated Net Worth."

         SECTION 1.4 Prepayment. Section 2.7 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "Prepayment. (a) Subject to Section 3.4, the Company may, at any time or from time to time, upon not less than three Business Days' irrevocable notice to the Agent in the case of Offshore Rate Loans or prior to 9:00 a.m. (San Francisco time) on the date of a proposed prepayment in the case of Base Rate Loans, ratably prepay Loans in whole or in part, in minimum amounts of $1,000,000 or any multiple of $500,000 in excess thereof. Such notice of prepayment shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid. The Agent will promptly notify each Bank of its receipt of any such notice, and of such Bank's Pro Rata Share of such prepayment. If such notice is given by the Company, the Company shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to each such date on the amount prepaid and any amounts required pursuant to Section 3.4;

                           (b) Subject to Section 3.4, if at any time the
                  outstanding Obligations exceed the combined Commitments, the Company shall immediately prepay such excess."

         SECTION 1.5 Section 6.2(a). Section 6.2(a) is hereby amended and restated to read in its entirety as follows:

                  "(a) as soon as available and in any event within 60 days after the end of each fiscal quarter, (i) at any time when the Company is not Well-Capitalized or the combined Commitments are greater than $90,000,000, a Compliance Certificate, or
                  (ii) at any time when the Company is Well-Capitalized and the combined Commitments are less than or equal to $90,000,000, a Quarterly Certificate, in each case executed by the chief financial officer of the Company; and"

         SECTION 1.6 Section 7.4. Section 7.4 is amended and restated in its entirety to read as follows:

                  "Financial Condition. At any time when the Company is not Well-Capitalized, or the combined Commitments exceed $90,000,000, the Company will not permit:

                  (a) Its ratio of (i) consolidated Tier One Capital plus consolidated Tier Two Capital to (ii) Risk-Weighted Assets to be less than 9.0%.

                  (b) Its ratio of consolidated Tier One Capital to Risk-Weighted Assets to be less than 5.0%.

                  (c) Its Consolidated Net Worth to be less than $275,000,000 plus the sum of (i) 50% of consolidated net income from September 30, 1998 to the date of any calculation hereunder (without giving effect to any loss in any fiscal quarter) and (ii) the net proceeds of any equity issuance by the Company (or any Subsidiary) after the date hereof.

                  (d) Its consolidated Non-Performing Ratio to be greater than 3.0%.

                  (e)      Its Double Leverage Ratio to be greater than 1.20 to
                           1.

                  (f)      Its Leverage Ratio to be less than 5.0%."

         SECTION 1.7 Events of Default. Section 8.1(e) to the Credit Agreement is hereby amended by substituting the sum of $10,000,000 in lieu of the sum of $5,000,000 found on the sixth line of the section.

         SECTION 1.8 Schedule 2.1. Schedule 2.1 to the Credit Agreement is hereby amended to state in its entirety as set forth in Schedule 2.1 hereto.

         SECTION 1.9 Exhibit C. Exhibit C to the Credit Agreement is hereby amended and restated in its entirety as set forth in Exhibit C hereto.

         SECTION 1.10 Exhibit G. Exhibit G to the Credit Agreement is hereby amended and restated in its entirety as set forth in Exhibit G hereto.

         SECTION 2 CONDITIONS PRECEDENT. This Amendment shall become effective when each of the conditions precedent set forth in this Section 2 shall have been satisfied.

         SECTION 2.1 Receipt of Documents. The Agent shall have received all of the following documents duly executed, dated the date hereof or such other date as shall be acceptable to the Agent, and in form and substance satisfactory to the Agent:

         Amendment. This Amendment, duly executed by the Company, the Agent and the Banks.

         Secretary's Certificate. A certificate of the secretary or an assistant secretary of the Company, as to (i) resolutions of the Board of Directors of the Company then in full force and effect authorizing the execution, delivery and performance of this Amendment and the Replacement Notes, and (ii) the incumbency and signatures of those officers of the Company executing the Amendment and the Replacement Notes.

         Opinion of Counsel. An opinion of counsel to the Company in form satisfactory to the Agent.

         Replacement Notes. Replacement notes (the "Replacement Notes") in form satisfactory to the Agent.

         SECTION 2.2 Compliance with Warranties, No Default, etc. Both before and after giving effect to the effectiveness of this Amendment, the following statements by the Company shall be true and correct (and the Company, by its execution of this Amendment, hereby represents and warrants to the Agent and the Banks that such statements are true and correct as at such times):

                  (a)      the representations and warranties set forth in
                           Article V of the Credit Agreement shall be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); and

                  (b) no Default or Event of Default shall have then occurred and be continuing.

         SECTION 2.3 Funding and Breakage Fees. The Northern Trust Company (the "New Bank"), which shall become a "Bank" upon the effectiveness hereof, shall purchase from the other Banks (the "Other Banks") without representation, warranty or recourse portions of the outstanding Loans sufficient to cause the outstanding Loans to be held by the Other Banks in accordance with their respective Pro Rata Share after giving effect hereto. In addition, if the Other Banks shall incur a cost related to the funding of Loans for which Interest Periods are in effect on the date hereof, appropriate reimbursement shall be made to such Other Banks incurring said costs by the Company.

         SECTION 3 REPRESENTATIONS AND WARRANTIES. To induce the Agent and the Banks to enter into this Amendment, the Company represents and warrants to the Agent and the Banks as follows:

         SECTION 3.1 Due Authorization, Non-Contravention, etc. The execution, delivery and performance by the Company of this Amendment and the Replacement Notes are within the powers of the Company, have been duly authorized by all necessary action, and do not

                  (a)      contravene the Company's Organization Documents;

                  (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Company; or

                  (c) result in, or require the creation or imposition of, any Lien on any of the properties of the Company.

         SECTION 3.2 Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Company of this Amendment and the Replacement Notes.

         SECTION 3.3 Validity, etc. This Amendment and the Replacement Notes constitute the legal, valid and binding obligations of the Company enforceable in accordance with its terms.

         SECTION 4  MISCELLANEOUS.

         SECTION 4.1 Continuing Effectiveness, etc. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, shall remain in full force and effect and is hereby ratified, approved and confirmed in each and every respect.

         SECTION 4.2 Payment of Costs and Expenses. The Company agrees to pay on demand all expenses of the Agent (including the fees and out-of-pocket expenses of counsel to the Agent who may be employees of the Agent) in connection with the negotiation, preparation, execution and delivery of this Amendment and the Replacement Notes.

         SECTION 4.3 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 4.4 Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

         SECTION 4.5 Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SECTION 4.6 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

         SECTION 4.7 Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                              BREMER FINANCIAL CORPORATION


                              By   /s/ Robert B. Buck
                                  Title: Chief Financial Officer


                              BANK OF AMERICA NATIONAL TRUST
                               AND SAVINGS ASSOCIATION,as Agent

                              By______________________________
                                  Title:________________________


                              BANK OF AMERICA NATIONAL TRUST
                               AND SAVINGS ASSOCIATION


                              By______________________________
                                  Title:________________________


                              MELLON BANK, N.A.


                              By______________________________
                                  Title:________________________


                              U.S. BANK NATIONAL ASSOCIATION


                              By______________________________
                                  Title:________________________



                              THE NORTHERN TRUST COMPANY


                              By
                                -------------------------------
                                  Title:
                                  ------------------------------

                      FOURTH AMENDMENT TO CREDIT AGREEMENT

         THIS FOURTH AMENDMENT TO CREDIT AGREEMENT, dated as of October 19, 1999 (this "Amendment"), amends the Credit Agreement, dated as of October 21, 1997 (as heretofore amended, the "Credit Agreement"), among Bremer Financial Corporation, a Minnesota corporation ("the "Company"), the various financial institutions parties thereto (collectively, the "Banks") and Bank of America, National Association (formerly known as Bank of America National Trust and Savings Association), as agent (the "Agent") for the Banks. Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

         WHEREAS, the parties hereto have entered into the Credit Agreement, which provides for the Banks to extend certain credit facilities to the Company from time to time; and

         WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

AMENDMENTS. Effective as of October 19, 1999, the Credit Agreement shall be amended in accordance with Sections 1.1 through 1.7 below.

Applicable Margin. Section 1.1 of the Credit Agreement is hereby amended by restating the definition of Applicable Margin to read in its entirety as follows:

                  "'Applicable Margin' means

                  (1)      with respect to Base Rate Loans, 0%; and

                           (ii)  with respect to Offshore Rate Loans,

                                    (1)      at any time that the Company is
                                             Well-Capitalized, determined by
                                             reference to the following
                                             schedule:

                           Outstanding Loans expressed
                             as a Percentage of the
                                 Commitment Amount                                      Margin
                           ---------------------------                                  ------

                           Less than 50%                                        0.375%

                           Greater than or equal to 50%                                 0.50%; and

                                    (2) at any time that the Company is not
                           Well-Capitalized, determined by reference to the following schedule:

                           Outstanding Loans expressed
                             as a Percentage of the
                                 Commitment Amount                                      Margin
                           ---------------------------                                  ------

                           Less than 25%                                        0.50%

                           Greater than or equal to
                           25% but less than 50%                                    0.75%

                           Greater than or equal to
                           50% but less than 75%                                    1.00%

                           Greater than or equal to 75%                                 1.25%."

Termination Date. The definition of "Termination Date" in Section 1.1 of the Credit Agreement is hereby amended by the deletion of the date "October 19, 1999" and to substitution therefor of the date "October 17, 2000."

Year 2000. Article V of the Credit Agreement is hereby amended by the addition of the following Section 5.20:

                  "5.20 Year 2000. On the basis of a comprehensive review and assessment of the systems and equipment of the Company and its Subsidiaries and inquiry made of the material suppliers, vendors and customers of the Company and its Subsidiaries, the "Year 2000 problem" (that is, the inability of computers, as well as embedded microchips in non-computing devices, to perform properly date-sensitive functions with respect to certain dates prior to and after December 31, 1999), including costs of remediation, will not result in a Material Adverse Effect."

Section 6.2(a). Section 6.2(a) is hereby amended and restated to read in its entirety as follows:

                  "(a) as soon as available and in any event within 60 days after the end of each fiscal quarter, (i) at any time when the Company is not Well-Capitalized, a Compliance Certificate, or
                  (ii) at any time when the Company is Well-Capitalized, a Quarterly Certificate, in each case executed by the chief financial officer of the Company; and"

Section 7.4. Section 7.4 is amended and restated in its entirety to read as follows:

                  "Financial Condition. At any time when the Company is not Well-Capitalized, the Company will not permit:

                  (1) Its ratio of (i) consolidated Tier One Capital plus consolidated Tier Two Capital to (ii) Risk-Weighted Assets to be less than 9.0%.

                  (2) Its ratio of consolidated Tier One Capital to Risk-Weighted Assets to be less than 5.0%.

                  (3) Its Consolidated Net Worth to be less than $275,000,000 plus the sum of (i) 50% of consolidated net income from June 30, 1999 to the date of any calculation hereunder (without giving effect to any loss in any fiscal quarter) and (ii) the net proceeds of any equity issuance by the Company (or any Subsidiary) after June 30, 1999.

                  (4) Its consolidated Non-Performing Ratio to be greater than 3.0%.

                  (5)      Its Double Leverage Ratio to be greater than 1.20 to
                           1.

                  (6)      Its Leverage Ratio to be less than 5.0%."

Exhibit C. Exhibit C to the Credit Agreement is hereby amended and restated in its entirety as set forth in Exhibit C hereto.

Exhibit G. Exhibit G to the Credit Agreement is hereby amended and restated in its entirety as set forth in Exhibit G hereto.

CONDITIONS PRECEDENT. This Amendment shall become effective when each of the conditions precedent set forth in this Section 2 shall have been satisfied.

Receipt of Documents. The Agent shall have received all of the following documents duly executed, dated the date hereof or such other date as shall be acceptable to the Agent, and in form and substance satisfactory to the Agent:

                  (7) Amendment. This Amendment, duly executed by the Company, the Agent and the Banks.

                  (8) Secretary's Certificate. A certificate of the secretary or an assistant secretary of the Company, as to (i) resolutions of the Board of Directors of the Company then in full force and effect authorizing the execution, delivery and performance of this Amendment, and (ii) the incumbency and signatures of those officers of the Company executing the Amendment.

Compliance with Warranties, No Default, etc. Both before and after giving effect to the effectiveness of this Amendment, the following statements by the Company shall be true and correct (and the Company, by its execution of this Amendment, hereby represents and warrants to the Agent and the Banks that such statements are true and correct as at such times):

                  (9)      the representations and warranties set forth in
                           Article V of the Credit Agreement shall be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); and

                  (10) no Default or Event of Default shall have then occurred and be continuing.

REPRESENTATIONS AND WARRANTIES. To induce the Agent and the Banks to enter into this Amendment, the Company represents and warrants to the Agent and the Banks as follows:

Due Authorization, Non-Contravention, etc. The execution, delivery and performance by the Company of this Amendment are within the powers of the Company, have been duly authorized by all necessary action, and do not

                  (11)     contravene the Company's Organization Documents;

                  (12) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Company; or

                  (13) result in, or require the creation or imposition of, any Lien on any of the properties of the Company.

Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Company of this Amendment.

Validity, etc. This Amendment constitutes the legal, valid and binding obligations of the Company enforceable in accordance with its terms.

MISCELLANEOUS.

Continuing Effectiveness, etc. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, shall remain in full force and effect and is hereby ratified, approved and confirmed in each and every respect.

Payment of Costs and Expenses. The Company agrees to pay on demand all expenses of the Agent (including the fees and out-of-pocket expenses of counsel to the Agent who may be employees of the Agent) in connection with the negotiation, preparation, execution and delivery of this Amendment.

Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                BREMER FINANCIAL CORPORATION


                                By /s/ Robert B. Buck
                                    Title: Chief Financial Officer


                                BANK OF AMERICA, NATIONAL ASSOCIATION, as Agent


                                By______________________________
                                    Title:________________________


                                BANK OF AMERICA, NATIONAL ASSOCIATION


                                By______________________________
                                    Title:________________________


                                MELLON BANK, N.A.


                                By______________________________
                                    Title:________________________


                                U.S. BANK NATIONAL ASSOCIATION


                                By______________________________
                                    Title:________________________




                                THE NORTHERN TRUST COMPANY


                                By______________________________
                                    Title:________________________

                       FIFTH AMENDMENT TO CREDIT AGREEMENT

         THIS FIFTH AMENDMENT TO CREDIT AGREEMENT, dated as of October 17, 2000 (this "Amendment"), amends the Credit Agreement, dated as of October 21, 1997 (as heretofore amended, the "Credit Agreement"), among Bremer Financial Corporation, a Minnesota corporation ("the "Company"), the various financial institutions parties thereto (collectively, the "Banks") and Bank of America, National Association (formerly known as Bank of America National Trust and Savings Association), as agent (the "Agent") for the Banks. Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

         WHEREAS, the parties hereto have entered into the Credit Agreement, which provides for the Banks to extend certain credit facilities to the Company from time to time; and

         WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

AMENDMENTS. Effective as of October 17, 2000, the Credit Agreement shall be amended in accordance with Sections 1.1 through 1.3 below.

Applicable Margin. Section 1.1 of the Credit Agreement is hereby amended by restating the definition of Applicable Margin to read in its entirety as follows:

                  " 'Applicable Margin' means

                           with respect to Base Rate Loans, 0%; and

                           (ii)  with respect to Offshore Rate Loans,

                                    (3)      at any time that the Company is
                                             Well-Capitalized, determined by
                                             reference to the following
                                             schedule:

                           Outstanding Loans expressed
                             as a Percentage of the
                                 Commitment Amount                              Margin
                           ---------------------------                          ------

                           Less than 50%                                        0.475%

                           Greater than or equal to 50%                         0.60%; and

                           (4)      at any time that the Company is not
                                    Well-Capitalized, determined by reference to the following schedule:

                           Outstanding Loans expressed
                             as a Percentage of the
                                 Commitment Amount                              Margin
                           ---------------------------                          ------

                           Less than 25%                                        0.60%

                           Greater than or equal to
                           25% but less than 50%                                0.85%

                           Greater than or equal to
                           50% but less than 75%                                1.10%

                           Greater than or equal to 75%                         1.35%."

Termination Date. The definition of "Termination Date" in Section 1.1 of the Credit Agreement is hereby amended by the deletion of the date "October 17, 2000" and to substitution therefor of the date "October 16, 2001."

Note Purchase Agreement. Article VI of the Credit Agreement is hereby amended by the addition of the following Section at the end thereof:

                  "6.13 Incorporation by Reference of Covenants. The Company covenants and agrees that it shall duly keep, perform and observe each and every covenant on its part to be performed as set forth in Sections 9 and 10 (other than Section 10.11) of the Note Purchase Agreement dated as of November 1, 1999 of the Company, as in effect on the date hereof. All of such covenants, together with related definitions and ancillary provisions, are hereby incorporated into this Agreement by reference, mutatis mutandis, as if such terms were set forth in this Agreement in full, without regard to any amendment or modification thereof or any termination of the said Note Purchase Agreement, without regard to any expiration of any commitment thereunder and without regard to the final payment in full of any obligations of the Company thereunder."

CONDITIONS PRECEDENT. This Amendment shall become effective when each of the conditions precedent set forth in this Section 2 shall have been satisfied.

Receipt of Documents. The Agent shall have received all of the following documents duly executed, dated the date hereof or such other date as shall be acceptable to the Agent, and in form and substance satisfactory to the Agent:

                  (1) Amendment. This Amendment, duly executed by the Company, the Agent and the Banks.

                  (2) Secretary's Certificate. A certificate of the secretary or an assistant secretary of the Company, as to (i) resolutions of the Board of Directors of the Company then in full force and effect authorizing the execution, delivery and performance of this Amendment, and (ii) the incumbency and signatures of those officers of the Company executing the Amendment.

                           Compliance with Warranties, No Default, etc. Both before and after giving effect to the effectiveness of this Amendment, the following statements by the Company shall be true and correct (and the Company, by its execution of this Amendment, hereby represents and warrants to the Agent and the Banks that such statements are true and correct as at such times):

                  (3)      the representations and warranties set forth in
                           Article V of the Credit Agreement shall be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); and

                  (4) no Default or Event of Default shall have then occurred and be continuing.

REPRESENTATIONS AND WARRANTIES. To induce the Agent and the Banks to enter into this Amendment, the Company represents and warrants to the Agent and the Banks as follows:

Due Authorization, Non-Contravention, etc. The execution, delivery and performance by the Company of this Amendment are within the powers of the Company, have been duly authorized by all necessary action, and do not

                  (5)      contravene the Company's Organization Documents;

                  (6) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Company; or

                  (7) result in, or require the creation or imposition of, any Lien on any of the properties of the Company.

Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Company of this Amendment.

Validity, etc. This Amendment constitutes the legal, valid and binding obligations of the Company enforceable in accordance with its terms.

MISCELLANEOUS.

Continuing Effectiveness, etc. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, shall remain in full force and effect and is hereby ratified, approved and confirmed in each and every respect.

Payment of Costs and Expenses. The Company agrees to pay on demand all expenses of the Agent (including the fees and out-of-pocket expenses of counsel to the Agent who may be employees of the Agent) in connection with the negotiation, preparation, execution and delivery of this Amendment.

Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                               BREMER FINANCIAL CORPORATION


                               By_/s/ Robert B. Buck_________
                                   Title:_Chief Financial Officer_


                               BANK OF AMERICA, NATIONAL ASSOCIATION, as Agent


                               By______________________________
                                   Title:________________________



                               BANK OF AMERICA, NATIONAL ASSOCIATION


                               By______________________________
                                   Title:________________________


                               MELLON BANK, N.A.


                               By______________________________
                                   Title:________________________



                               U.S. BANK NATIONAL ASSOCIATION


                               By______________________________
                                   Title:________________________




                               THE NORTHERN TRUST COMPANY


                               By______________________________
                                   Title:________________________